Exhibit 99.1

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

               This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of November 1, 2006, between Bank of America, National Association, as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

               The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

               The Purchaser intends to transfer or cause the transfer of: (i) the Mortgage Loans and (ii) certain mortgage loans transferred by BSCMI to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between BSCMI and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and/or Moody's Investors Service, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management, LLC, as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

               BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Citigroup Global Markets Inc. ("Citigroup") and Morgan Stanley & Co. Incorporated ("Morgan Stanley" and, collectively with BAS, Bear Stearns and Citigroup, the "Underwriters") pursuant to an underwriting agreement, dated as of November 20, 2006 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Offered Certificates") to BAS and Bear Stearns and, as initial purchasers (together, the "Initial Purchasers"), pursuant to a certificate purchase agreement, dated as of November 20, 2006 (the "Certificate Purchase Agreement"), among BACM, BAS, and Bear Stearns. The Offered Certificates are more fully described in the prospectus dated November 20, 2006 (the "Base Prospectus"), and the supplement to the Base Prospectus dated November 20, 2006 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated November 20, 2006 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

               The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of November 20, 2006 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

               Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

               SECTION 1. Agreement to Purchase and Sell.

               The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount includes interest accrued on the Mortgage Loans after the Cut-off Date and takes into account credits, sales concessions, any related Interest Deposit Amount and such other adjustments as agreed to between the parties in a separate writing which amount shall be payable on or about November 29, 2006 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

               SECTION 2. Conveyance of the Mortgage Loans.

               (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

               (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

               (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

               (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

               (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirement. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii),
(iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

               (f) [Reserved].

               (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

               (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, that the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

               (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

               SECTION 3. Examination of Mortgage Files and Due Diligence
Review.

               The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

               SECTION 4. Representations, Warranties and Covenants of the
Seller.

               (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

               (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

               (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

               (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

               (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

               (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

               (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

               (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

               For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

               (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

               (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

               (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

               (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, that if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

               In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

               If one or more of the Mortgage Loans constituting a Cross-Collateralized Group are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

               If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

               To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

               Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall
(i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

               If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

               Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

               It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

               (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

               (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

               (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

               (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

               (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

               (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

               (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

               (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

               SECTION 5. Representations, Warranties and Covenants of the Purchaser.

               The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

               (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

               (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

               (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

               (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

               (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

               (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

               (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

               SECTION 6. Accountants' Letters.

               The parties hereto shall cooperate with Ernst & Young, LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

               SECTION 7. Closing.

               The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

               The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

               (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

               (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

               (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

               (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

               (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

               (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

               (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

               Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

               SECTION 8. Closing Documents.

               (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

               (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

               (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

               (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency , dated not earlier than 30 days prior to the Closing Date; and

               (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

               (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers and each Rating Agency; and

               (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

               (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

               (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

               (j) One or more comfort letters from the Accountants dated the date of any preliminary Prospectus Supplement, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the preliminary Prospectus Supplement and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

               SECTION 9. Costs.

               The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

               SECTION 10. Notices.

               All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen L. Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

               SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

               All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

               SECTION 12. Severability of Provisions.

               Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

               SECTION 13. Counterparts.

               This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               SECTION 14. GOVERNING LAW.

               THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

               SECTION 15. Further Assurances.

               The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

               SECTION 16. Successors and Assigns.

               The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

               SECTION 17. Amendments.

               No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

               SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

               The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

               SECTION 19. Cross-Collateralized Mortgage Loans.

               Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loan (each a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

               SECTION 20. Impac Loan Indemnification Obligation.

               With respect to Loan No. 3402307 (the "Impac Loan"), as to which the related Mortgaged Property is presently encumbered by the mechanics' liens in the aggregate amount of $1,874,536 listed on ANNEX A to this Agreement (each, a "Mechanic's Lien" and collectively, the "Mechanics' Liens"), Bank of America agrees as follows:

               In the event that all of the following occur with respect to a Mechanic's Lien:

               (a) the lienor with respect to such Mechanic's Lien commences an enforcement action with respect to such Mechanic's Lien;

               (b) the title policy insurer shall fail to defend and pay such claim; and

               (c) the Borrower and the Borrower Principal with respect to the Impac Loan fail to cause the removal of such Mechanic's Lien as required by the post-closing agreement relating to the Mechanic's Liens.

               then, upon written request to Bank of America for reimbursement, Bank of America shall reimburse the Trust, the Special Servicer or other Person designated by the Directing Certificateholder for the reasonable costs incurred, including, if required, payment of lienor, if any, by such party causing such Mechanic's Lien to be removed. Each request for reimbursement shall include copies of invoices for all expenses for which reimbursement is sought.

               Bank of America further agrees to defend, indemnify and hold harmless the Trust, the Directing Certificateholder and the Special Servicer or other Person designated by the Directing Certificateholder as described above from and against any and all actions, suits or proceedings, claims, judgments, liabilities, losses, deficiencies, damages, additional trust fund expenses including special servicing fees, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) of every kind and nature brought, asserted or awarded against, or paid, incurred or suffered by the Trust, the Directing Certificateholder, the Special Servicer or such other designated Person, arising out of or resulting from the Mechanics' Liens (collectively, the "Mechanic Lien Claims"), except for Mechanic Lien Claims resulting from the negligence or willful misconduct of the Directing Certificateholder, Special Servicer or such designated Person.

               The following limitations shall apply notwithstanding anything to the contrary in this Section 20 or elsewhere:

               The obligations of Bank of America under this Section 20 are for payment only and not performance. Without limiting the generality of the foregoing, it is understood that in no event shall Bank of America be obligated actually to cause to be removed any Mechanic's Lien.

               In no event shall Bank of America be obligated to pay any amount under this Section 20 to the extent that the aggregate of amounts paid by Bank of America pursuant to this Section 20 would exceed $2,200,000.

               The obligations of Bank of America under this Section 20 shall terminate as to any Mechanic's Lien upon the earlier to occur of (x) the defeasance, prepayment or repayment of the Impac Loan in full by the Borrower pursuant to the terms of the applicable Loan Agreement and (y) the date on which such Mechanic's Lien is released of record, whether through payment, bonding or otherwise.

               SECTION 21. Entire Agreement.

               Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

               SECTION 22. WAIVER OF TRIAL BY JURY.

               THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               SECTION 23. Miscellaneous.

               Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.


                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

               IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                               BANK OF AMERICA, NATIONAL
                                                  ASSOCIATION



                                               By:  /s/ Stephen L. Hogue
                                                   -----------------------------
                                                   Name: Stephen L. Hogue
                                                   Title: Principal



                                               BANC OF AMERICA COMMERCIAL
                                                   MORTGAGE INC.



                                               By:  /s/ John S. Palmer
                                                   -----------------------------
                                                   Name: John S. Palmer
                                                   Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


            Loan
Sequence   Number      Loan Seller                      Property Name                                     Street Address
--------   -------   ---------------   -----------------------------------------------------       -----------------------------
       1   3403433   Bank of America   Riverchase Galleria                                         3000 Riverchase Galleria
       2     58850   Bank of America   777 Tower                                                   777 South Figueroa Street
       3   3219700   Bank of America   The Empire Mall                                             5000 West Empire Mall
       4   3403673   Bank of America   LNR Warner Center I, II, & III                              5700, 5820 Canoga Avenue &
                                                                                                   21271, 21281, 21301 Burbank
                                                                                                   Boulevard

       6   3403489   Bank of America   EZ Storage Portfolio (Rollup)                               Various
     6.1   3403489   Bank of America   EZ Storage Portfolio - Boston, MA (Brighton)                145 North Beacon Street
     6.2   3403489   Bank of America   EZ Storage Portfolio - Minneapolis, MN (3601 Hiawatha)      3601 Hiawatha Avenue
     6.3   3403489   Bank of America   EZ Storage Portfolio - Ferndale, MI                         181 West Marshall Street
     6.4   3403489   Bank of America   EZ Storage Portfolio - Southfield, MI                       20945 Link Road
     6.5   3403489   Bank of America   EZ Storage Portfolio - Lynnfield, MA                        102 Broadway
     6.6   3403489   Bank of America   EZ Storage Portfolio - Eastpointe, MI                       14925 Eight Mile Road
     6.7   3403489   Bank of America   EZ Storage Portfolio - Warren, MI                           20979 Groesbeck Highway
     6.8   3403489   Bank of America   EZ Storage Portfolio - St. Louis Park, MN                   5605 Cedar Lake Road South
     6.9   3403489   Bank of America   EZ Storage Portfolio - Redford, MI                          14433 Telegraph Road
    6.10   3403489   Bank of America   EZ Storage Portfolio - Troy, MI                             1320 East Big Beaver Road
    6.11   3403489   Bank of America   EZ Storage Portfolio - Peabody, MA                          244 Andover Street
    6.12   3403489   Bank of America   EZ Storage Portfolio - Tewksbury, MA                        470 Main Street
    6.13   3403489   Bank of America   EZ Storage Portfolio - Billerica, MA                        129 Rangeway Road
    6.14   3403489   Bank of America   EZ Storage Portfolio - South Euclid, OH                     4349 Monticello Boulevard
    6.15   3403489   Bank of America   EZ Storage Portfolio - Rochester Hills, MI                  2570 Crooks Road
    6.16   3403489   Bank of America   EZ Storage Portfolio - Roseville II, MI (Cornillie Drive)   20055 Cornillie Drive
    6.17   3403489   Bank of America   EZ Storage Portfolio - Warwick, RI                          50 Okeefe Lane
    6.18   3403489   Bank of America   EZ Storage Portfolio - Roseville I, MI (East Twelve Mile)   15390 East Twelve Mile Road
    6.19   3403489   Bank of America   EZ Storage Portfolio - Bloomfield Hills, MI                 1782 Pontiac Drive
    6.20   3403489   Bank of America   EZ Storage Portfolio - Grand River, MI                      28659 Grand River Drive
    6.21   3403489   Bank of America   EZ Storage Portfolio - Shrewsbury, MA                       869 Boston Turnpike
    6.22   3403489   Bank of America   EZ Storage Portfolio - Chelmsford, MA                       23 Glen Avenue
    6.23   3403489   Bank of America   EZ Storage Portfolio - Hingham, MA                          125 Recreation Park Drive
    6.24   3403489   Bank of America   EZ Storage Portfolio - Auburn Hills, MI                     1096 Doris Road
    6.25   3403489   Bank of America   EZ Storage Portfolio - Dearborn Heights, MI                 24579 Ann Arbor Trail
    6.26   3403489   Bank of America   EZ Storage Portfolio - Livonia, MI                          11960 Farmington Road
    6.27   3403489   Bank of America   EZ Storage Portfolio - Lincoln Park, MI                     1782 Howard Street
    6.28   3403489   Bank of America   EZ Storage Portfolio - Minneapolis, MN (4325 Hiawatha)      4325 Hiawatha Avenue
    6.29   3403489   Bank of America   EZ Storage Portfolio - Clinton Township (Hall Road), MI     20772 Hall Road
    6.30   3403489   Bank of America   EZ Storage Portfolio - Reading, OH                          2360 East Galbraith Road
    6.31   3403489   Bank of America   EZ Storage Portfolio - Center Line, MI                      6775 East 10 Mile Road
    6.32   3403489   Bank of America   EZ Storage Portfolio - Dearborn, MI                         23954 Kean Street
    6.33   3403489   Bank of America   EZ Storage Portfolio - Clinton Township (Garfield), MI      41250 Garfield Road
    6.34   3403489   Bank of America   EZ Storage Portfolio - Clinton Township (Romeo Plank), MI   44650 Romeo Plank Road
    6.35   3403489   Bank of America   EZ Storage Portfolio - Cleveland Heights, OH                1415 Warrensville Center Road
    6.36   3403489   Bank of America   EZ Storage Portfolio - Taylor, MI                           15301 Seaway Drive
    6.37   3403489   Bank of America   EZ Storage Portfolio - Woodbury, MN                         881 Weir Drive
    6.38   3403489   Bank of America   EZ Storage Portfolio - Cincinnati, OH (Madison Road)        4721 Madison Road
    6.39   3403489   Bank of America   EZ Storage Portfolio - Eagan, MN                            4025 Sibley Memorial Highway
    6.40   3403489   Bank of America   EZ Storage Portfolio - New Brighton, MN                     251 5th Street Northwest
    6.41   3403489   Bank of America   EZ Storage Portfolio - Clinton Township
                                       (Groesbeck Hwy), MI                                         36261 Groesbeck Highway
    6.42   3403489   Bank of America   EZ Storage Portfolio - North Bend, OH                       888 North Bend Road
    6.43   3403489   Bank of America   EZ Storage Portfolio - Farmington Hills, MI                 24500 Sinacola Court
    6.44   3403489   Bank of America   EZ Storage Portfolio - Sterling Heights, MI                 6550 Metropolitan Parkway
    6.45   3403489   Bank of America   EZ Storage Portfolio - Marsh Lane, TX                       2771 Oak Tree Drive
    6.46   3403489   Bank of America   EZ Storage Portfolio - Burnsville, MN                       801 West Ladybird Lane
    6.47   3403489   Bank of America   EZ Storage Portfolio - Coon Rapids, MN                      9154 University Avenue
                                                                                                   Northwest
    6.48   3403489   Bank of America   EZ Storage Portfolio - Vadnais Heights, MN                  3238 North Highway 61

       8   3402307   Bank of America   Impac Center                                                19500-19550 Jamboree Road
      10   3402794   Bank of America   1700 Twinbrook Office Center                                1700 Rockville Pike
      11   3403099   Bank of America   Riverstone at Owings Mills                                  4700 Riverstone Drive
      12   3402538   Bank of America   3443 Esplanade Avenue                                       3443 Esplanade Avenue
      13   3403071   Bank of America   Registry at Windsor Park                                    13401 Sutton Park Drive South
      14   3402145   Bank of America   Central Park Corporate Center                               1455 Broad Street and 200,
                                                                                                   300, 400 Broadacres Drive
      15   3402356   Bank of America   St. Andrews Apartments                                      4249 North Commerce Street
      17   3403379   Bank of America   Craig Marketplace                                           7131 West Craig Road
      18   3402501   Bank of America   Merced Marketplace                                          1720, 1726, 1728, 1734, 1742,
                                                                                                   1764, 1778, 1786, 1790, 1792,
                                                                                                   1794, and 1798 West Olive
                                                                                                   Avenue
      19   3402895   Bank of America   The Village at Wildcreek Apartments                         4255 Wedekind Road
      20   3403055   Bank of America   Ocean Park Apartments                                       4235 Marsh Landing Boulevard

                                       Total Crossed Loans
      21   3402126   Bank of America   Brookside Manors                                            1200 East Grand Avenue
      22   3402144   Bank of America   Courtyard Apartments                                        2012 West Ash Street

      23   3402733   Bank of America   Sunrise Marketplace                                         450-570 North Nellis
                                                                                                   Boulevard
      24   3403161   Bank of America   Townview Station Apartments                                 300 Deering Road Northwest
      25     19449   Bank of America   Marketplace College Ave.                                    2700 West College Avenue
      26   3402270   Bank of America   University Commons - East Lansing                           2501 Abbott Road
      28   3402271   Bank of America   University Commons - Columbia                               800 Alexander Road
      29   3402283   Bank of America   University Commons - Oxford                                 5262 Brown Road
      30   3402273   Bank of America   University Commons - Tuscaloosa                             301 Helen Keller Boulevard
      31   3402275   Bank of America   University Commons - Baton Rouge                            4600 Burbank Drive
      32   3402404   Bank of America   Enclave at Mary's Creek Apartments                          2900 Pearland Parkway

      33   3403059   Bank of America   Cambridge Office Portfolio (Rollup)                         Various
    33.1   3403059   Bank of America   Cambridge Office Portfolio - 185 Alewife Brook Parkway      185 Alewife Brook Parkway
    33.2   3403059   Bank of America   Cambridge Office Portfolio - 205 Alewife Brook Parkway      205 Alewife Brook Parkway
    33.3   3403059   Bank of America   Cambridge Office Portfolio - 545 Concord Avenue             545 Concord Avenue

      34   3402276   Bank of America   University Commons - Athens                                 1000 Lakeside Drive
      35   3401990   Bank of America   Cal Mira Mesa                                               9879-9939 Hibert Street,
                                                                                                   9920-9950 Scripps Lake Drive
                                                                                                   and 10675-10695 Treena Street
      36   3402053   Bank of America   Bella Sonoma Apartments                                     2301 62nd Avenue East
      37   3401956   Bank of America   Castle Pines Marketplace                                    558, 560, 562 and 572 Castle
                                                                                                   Pines Parkway
      39     17437   Bank of America   JCC-One                                                     7601 Jefferson Street
                                                                                                   Northeast
      40   3402176   Bank of America   Morningside Courts Apartments                               594 Wimbledon Road
      43   3401658   Bank of America   Canton Center at Cherry Hill                                225 Canton Center Road
      44     18259   Bank of America   Forum Shopping Center                                       1561-1677 Marion Mount Gilead
                                                                                                   Road
      45     19668   Bank of America   Blossom Village                                             4188 Americana Drive
      46   3402985   Bank of America   Arapahoe Ridge                                              3331, 3333, 3335 Arapahoe
                                                                                                   Road

      47     20002   Bank of America   Morris Olympia Properties (Rollup)                          Various
    47.1     20002   Bank of America   Morris Olympia-1570 Irving St                               1570 Irving Street
    47.2     20002   Bank of America   Morris Olympia-Capitol Way                                  521 Capitol Way
    47.3     20002   Bank of America   Morris Olympia-04 Heritage Ct                               2404 Heritage Court
    47.4     20002   Bank of America   Morris Olympia-24 Heritage Ct                               2424 Heritage Court
    47.5     20002   Bank of America   Morris Olympia-1520 Irving St                               1520 Irving Street

      48   3401914   Bank of America   Saunders Plaza                                              4525, 4533 and 4647 MacArthur
                                                                                                   Boulevard
      49     19866   Bank of America   Wyoga Towers                                                4260 Americana Drive
      50   3402816   Bank of America   Big Y - South Hadley                                        44 Willimansett Street
      51     19446   Bank of America   Courtyard Marriott - Richland                               480 Columbia Point Drive
      52   3402282   Bank of America   University Commons - Starkville                             1000 Campus View Drive
      53   3402520   Bank of America   Drake Crossings Retail Center                               2100-2170 West Drake Road
      54   3402121   Bank of America   First Park Ten                                              6660 First Park Ten Boulevard
      55     20216   Bank of America   Kensington Park - Retail                                    7600, 7630, 7644 Lyndale
                                                                                                   Avenue South
      56   3400759   Bank of America   Kohl's-Lutz, FL                                             3979 Van Dyke Road
      58   3403383   Bank of America   Craig Marketplace Pads                                      7131 West Craig Road
      59   3401585   Bank of America   Holiday Inn Express North                                   4540 Donovan Way
      60     13048   Bank of America   Point of the Southwest                                      11505 Keegans Ridge Road
      61     18408   Bank of America   Warm Springs & Eastern Retail Center                        7425 and 7435 South Eastern
                                                                                                   Avenue
      62     19318   Bank of America   MarQueen Hotel                                              600 Queen Anne Avenue N
      63   3402335   Bank of America   Becker - Winter Park                                        950 North Orlando Avenue

      64     18967   Bank of America   Park Plaza Self Storage Portfolio (Rollup)                  Various
    64.1     18967   Bank of America   Twin City Storage                                           2700 Twin City Drive
    64.2     18967   Bank of America   Saddle Creek Storage                                        1110 Northwest Radial Highway
    64.3     18967   Bank of America   Hartman Storage                                             5655 North 71st Street
    64.4     18967   Bank of America   I-29 Storage                                                912 North 35th Street

      65   3402318   Bank of America   Tire Centers - Statesville, NC                              210-220 Commerce Boulevard
      66   3401884   Bank of America   Alamo Rent-A-Car Newport                                    4361 Birch Street
      67     19135   Bank of America   Comfort Suites-Southpark                                    931 South Avenue
      69   3403158   Bank of America   Media Towers - Wilton Plaza                                 1660 North Wilton Place
      72     18587   Bank of America   Louise Plaza Retail                                         201 East Louise Avenue
      73   3402354   Bank of America   Hillside Plaza                                              725 Broadway
      74   3403159   Bank of America   Media Towers - Taft Plaza                                   1600 Taft Avenue
      75   3401586   Bank of America   Holiday Inn Express West                                    8669 West Sahara Avenue
      77   3402894   Bank of America   1212 Putnam Avenue                                          1212 East Putnam Avenue
      81   3401377   Bank of America   Walgreen's at Howell                                        2321 East Grand River Avenue
      82     19391   Bank of America   Zachary Park Apartments                                     3601 NE 162nd Avenue
      83   3403190   Bank of America   6000 Metro Drive                                            6000 Metro Drive
      84     18031   Bank of America   North Star Home Center                                      2115-2167 West Anderson Lane
                                                                                                   & 7711-7797 Burnet Road
      85   3402860   Bank of America   Tallahassee Storage                                         5086 Tennessee Capital
                                                                                                   Boulevard
      86     18887   Bank of America   Hampton Inn-Wilson                                          5606 Lamm Road
      87     19656   Bank of America   Suburban Extended Stay-Austin                               2501 South Interstate 35
      88   3402125   Bank of America   Gallery I                                                   5712 Cleveland Street
      89   3403181   Bank of America   Park Meadows Drive Self Storage                             8812 East Park Meadows Drive
      90     19553   Bank of America   All American Storage-Pepperbush                             5799 Pepperbush Drive
      92   3402856   Bank of America   449 LeDoux                                                  449 South LeDoux Road
      94     59766   Bank of America   Makena Newport Retail Center                                14001 Newport Avenue
      95     18138   Bank of America   Keymac Building                                             220 South Dawson Street
      96     12328   Bank of America   Country Inn - Savannah                                      7576 White Bluff Road
      97   3402859   Bank of America   Becker - Clermont                                           2105 Hartwood Marsh Plaza

      98     19360   Bank of America   Sherwin Williams Portfolio (Rollup)                         Various
    98.1     19360   Bank of America   Sherwin Williams-Columbus                                   2920 North National Road
    98.2     19360   Bank of America   Sherwin Williams-Brownsburg                                 80 Garner Road
    98.3     19360   Bank of America   Sherwin Williams-Mooresville                                120 Fields Street
    98.4     19360   Bank of America   Sherwin Williams-Fishers                                    7226 Fishers Crossing Drive

     100     19725   Bank of America   The Shoppes of Citrus Terrace                               17435 U.S. Highway 441
     103     59652   Bank of America   Surprise Retail                                             14071 West Bell Road
     104     20285   Bank of America   Redwood Road Retail                                         5419 South Redwood Road
     105     18492   Bank of America   Days Inn-Jacksonville                                       5649 Cagle Road
     106     19210   Bank of America   Millstone Plaza Apartments                                  1100 & 2100 Millstone Drive
     107     20640   Bank of America   Florence Properties                                         106 BriarHill Road and 211
                                                                                                   and 219 College Street
     108     20608   Bank of America   Staples Akron                                               2981 South Arlington Road
     109     20154   Bank of America   Harborview East Apartments                                  4100 Foster Drive
     110     19310   Bank of America   Cahill Building                                             104 Sleepy Hollow Drive
     111     18721   Bank of America   Dennis Mini Storage                                         349 Hokum Rock Road
     112     17166   Bank of America   Carman Plaza                                                3770 Carman Road
     114   3403185   Bank of America   Charleston Center                                           5000 and 5004 West Charleston
                                                                                                   Boulevard
     115     19433   Bank of America   Walgreens Anoka                                             1911 South Ferry Street
     116     19629   Bank of America   National Storage Center-HICO Village                        10411 North Nevada Street
     117     19443   Bank of America   Plaza del Sol                                               1701, 1703, 1705 East Olive Way
                                       Totals


                                                                                                               Remaining
                                                                                                                Term To
                                                                                                Cut-off         Stated
                                           Zip     Mortgage    Amortization     Original          Date         Maturity
Sequence   City                 State     Code     Rate (1)     Basis (2)       Balance         Balance        (months)
--------   -----------------   -------   -------   --------    ------------   ------------   --------------   -----------
       1   Hoover                AL        35244      5.648%    Actual/360    $305,000,000     $305,000,000            59
       2   Los Angeles           CA        90017      5.844%    Actual/360    $273,000,000     $273,000,000            84
       3   Sioux Falls           SD        57106      5.794%    Actual/360    $176,300,000     $176,300,000           115
       4   Woodland Hills        CA        91367      5.628%      30/360      $174,000,000     $174,000,000           119

       6   Various             Various   Various      5.647%    Actual/360    $150,000,000     $150,000,000           121
     6.1   Brighton              MA        02135                               $10,212,957      $10,212,957
     6.2   Minneapolis           MN        55406                                $5,243,497       $5,243,497
     6.3   Ferndale              MI        48220                                $5,075,803       $5,075,803
     6.4   Southfield            MI        48033                                $4,883,569       $4,883,569
     6.5   Lynnfield             MA        01940                                $4,867,208       $4,867,208
     6.6   Eastpointe            MI        48021                                $4,613,623       $4,613,623
     6.7   Warren                MI        48089                                $4,450,019       $4,450,019
     6.8   St. Louis Park        MN        55416                                $3,587,010       $3,587,010
     6.9   Redford               MI        48239                                $3,574,740       $3,574,740
    6.10   Troy                  MI        48083                                $3,574,740       $3,574,740
    6.11   Peabody               MA        01960                                $3,558,379       $3,558,379
    6.12   Tewksbury             MA        01876                                $3,456,127       $3,456,127
    6.13   North Billerica       MA        01862                                $3,394,776       $3,394,776
    6.14   South Euclid          OH        44121                                $3,394,776       $3,394,776
    6.15   Rochester Hills       MI        48309                                $3,370,235       $3,370,235
    6.16   Roseville             MI        48066                                $3,329,334       $3,329,334
    6.17   Warwick               RI        02888                                $3,214,812       $3,214,812
    6.18   Roseville             MI        48066                                $3,173,911       $3,173,911
    6.19   Sylvan Lake           MI        48320                                $3,112,559       $3,112,559
    6.20   Farmington Hills      MI        48336                                $3,047,118       $3,047,118
    6.21   Shrewsbury            MA        01545                                $3,014,397       $3,014,397
    6.22   Chelmsford            MA        01824                                $2,989,857       $2,989,857
    6.23   Hingham               MA        02043                                $2,944,866       $2,944,866
    6.24   Auburn Hills          MI        48326                                $2,920,325       $2,920,325
    6.25   Dearborn Heights      MI        48127                                $2,920,325       $2,920,325
    6.26   Livonia               MI        48150                                $2,912,145       $2,912,145
    6.27   Lincoln Park          MI        48146                                $2,818,073       $2,818,073
    6.28   Minneapolis           MN        55406                                $2,797,622       $2,797,622
    6.29   Clinton Township      MI        48038                                $2,629,929       $2,629,929
    6.30   Reading               OH        45237                                $2,548,127       $2,548,127
    6.31   Center Line           MI        48015                                $2,544,037       $2,544,037
    6.32   Dearborn              MI        48124                                $2,544,037       $2,544,037
    6.33   Clinton Township      MI        48038                                $2,535,856       $2,535,856
    6.34   Clinton Township      MI        48038                                $2,511,316       $2,511,316
    6.35   Cleveland Heights     OH        44121                                $2,494,956       $2,494,956
    6.36   Taylor                MI        48180                                $2,490,865       $2,490,865
    6.37   Woodbury              MN        55125                                $2,437,694       $2,437,694
    6.38   Cincinnati            OH        45227                                $2,380,433       $2,380,433
    6.39   Eagan                 MN        55122                                $2,286,361       $2,286,361
    6.40   New Brighton          MN        55112                                $2,278,181       $2,278,181
    6.41   Clinton Township      MI        48035                                $2,135,028       $2,135,028
    6.42   Cincinnati            OH        45224                                $2,090,037       $2,090,037
    6.43   Farmington Hills      MI        48335                                $2,077,766       $2,077,766
    6.44   Sterling Heights      MI        48312                                $1,901,892       $1,901,892
    6.45   Carrollton            TX        75006                                $1,460,163       $1,460,163
    6.46   Burnsville            MN        55337                                $1,415,172       $1,415,172
    6.47   Coon Rapids           MN        55448                                $1,411,081       $1,411,081
    6.48   Vadnais Heights       MN        55110                                $1,374,271       $1,374,271

       8   Irvine                CA        92612      6.276%    Actual/360     $91,100,000      $91,100,000           121
      10   Rockville             MD        20852      6.093%    Actual/360     $39,000,000      $39,000,000            59
      11   Owings Mills          MD        21117      5.711%    Actual/360     $36,300,000      $36,300,000           119
      12   New Orleans           LA        70119      5.753%    Actual/360     $36,000,000      $36,000,000            58
      13   Jacksonville          FL        32224      5.989%    Actual/360     $28,000,000      $28,000,000            83
      14   Bloomfield            NJ        07003      5.750%    Actual/360     $26,500,000      $26,500,000            57
      15   North Las Vegas       NV        89032      5.938%    Actual/360     $26,500,000      $26,500,000           119
      17   Las Vegas             NV        89129      5.866%    Actual/360     $25,500,000      $25,500,000           120
      18   Merced                CA        95348      6.000%    Actual/360     $22,000,000      $22,000,000           119
      19   Sparks                NV        89431      5.760%    Actual/360     $20,200,000      $20,200,000            71
      20   Jacksonville          FL        32250      5.989%    Actual/360     $20,000,000      $20,000,000            83

                                                                               $19,602,422      $19,602,422
      21   Carbondale            IL        62901      6.157%    Actual/360     $11,402,422      $11,402,422           117
      22   Columbia              MO        65203      6.156%    Actual/360      $8,200,000       $8,200,000           117

      23   Las Vegas             NV        89110      5.883%      30/360       $19,175,000      $19,175,000           119
      24   Atlanta               GA        30309      6.441%    Actual/360     $19,000,000      $19,000,000            58
      25   Appleton              WI        54914      6.216%    Actual/360     $17,920,000      $17,920,000           120
      26   East Lansing          MI        48823      5.835%    Actual/360     $17,850,000      $17,850,000           120
      28   Cayce                 SC        29033      5.835%    Actual/360     $16,200,000      $16,200,000           120
      29   Oxford                OH        45056      5.835%    Actual/360     $15,600,000      $15,600,000           120
      30   Tuscaloosa            AL        35404      5.835%    Actual/360     $15,375,000      $15,375,000           120
      31   Baton Rouge           LA        70820      5.835%    Actual/360     $14,887,500      $14,887,500           120
      32   Pearland              TX        77581      6.094%    Actual/360     $14,440,000      $14,440,000           118

      33   Cambridge             MA        02138      5.854%    Actual/360     $14,200,000      $14,200,000           120
    33.1   Cambridge             MA        02138                                $6,634,935       $6,634,935
    33.2   Cambridge             MA        02138                                $5,332,751       $5,332,751
    33.3   Cambridge             MA        02138                                $2,232,314       $2,232,314

      34   Athens                GA        30605      5.835%    Actual/360     $14,100,000      $14,100,000           120
      35   San Diego             CA        92131      5.771%    Actual/360     $13,750,000      $13,750,000           119
      36   Fife                  WA        98424      6.007%    Actual/360     $13,500,000      $13,500,000           118
      37   Castle Rock           CO        80108      5.880%    Actual/360     $13,500,000      $13,500,000           118
      39   Albuquerque           NM        87109      6.071%    Actual/360     $12,200,000      $12,200,000           120
      40   Atlanta               GA        30324      6.441%    Actual/360     $11,750,000      $11,750,000            58
      43   Canton                MI        48188      5.761%    Actual/360     $10,200,000      $10,191,005           119
      44   Marion                OH        43302      6.383%    Actual/360      $9,400,000       $9,400,000            87
      45   Cuyahoga Falls        OH        44224      6.150%    Actual/360      $9,200,000       $9,200,000           118
      46   Erie                  CO        80516      5.800%    Actual/360      $9,100,000       $9,100,000           120

      47   Various               WA      Various      6.000%    Actual/360      $9,000,000       $9,000,000           120
    47.1   Tumwater              WA        98512                                $2,823,878       $2,823,878
    47.2   Olympia               WA        98501                                $2,264,430       $2,264,430
    47.3   Olympia               WA        98502                                $1,620,622       $1,620,622
    47.4   Olympia               WA        98502                                $1,314,258       $1,314,258
    47.5   Tumwater              WA        98512                                  $976,813         $976,813

      48   Newport Beach         CA        92660      6.046%    Actual/360      $8,900,000       $8,900,000           118
      49   Cuyahoga Falls        OH        44224      6.150%    Actual/360      $8,700,000       $8,700,000           118
      50   South Hadley          MA        01075      5.807%    Actual/360      $8,120,000       $8,120,000           120
      51   Richland              WA        99352      6.190%    Actual/360      $7,700,000       $7,700,000           120
      52   Starkville            MS        39759      5.835%    Actual/360      $7,485,763       $7,485,763           120
      53   Fort Collins          CO        80526      6.155%    Actual/360      $7,000,000       $7,000,000           119
      54   San Antonio           TX        78213      6.215%    Actual/360      $7,000,000       $7,000,000           118
      55   Richfield             MN        55423      6.000%    Actual/360      $6,900,000       $6,900,000           120
      56   Lutz                  FL        33558      5.895%    Actual/360      $6,900,000       $6,900,000           119
      58   Las Vegas             NV        89129      5.866%    Actual/360      $6,500,000       $6,500,000           120
      59   North Las Vegas       NV        89081      6.250%    Actual/360      $6,230,000       $6,225,170           119
      60   Houston               TX        77031      6.160%    Actual/360      $6,200,000       $6,195,075           119
      61   Las Vegas             NV        89123      6.337%    Actual/360      $6,200,000       $6,184,746           117
      62   Seattle               WA        98109      6.450%    Actual/360      $6,000,000       $5,993,000           119
      63   Winter Park           FL        32789      6.100%    Actual/360      $5,968,000       $5,963,183           119

      64   Various             Various   Various      5.955%    Actual/360      $5,800,000       $5,800,000           120
    64.1   Council Bluffs        IA        51501                                $1,851,064       $1,851,064
    64.2   Omaha                 NE        68132                                $1,623,740       $1,623,740
    64.3   Omaha                 NE        68104                                $1,260,022       $1,260,022
    64.4   Council Bluffs        IA        51501                                $1,065,174       $1,065,174

      65   Statesville           NC        28625      6.133%    Actual/360      $5,670,000       $5,659,932           121
      66   Newport Beach         CA        92660      6.276%    Actual/360      $5,600,000       $5,595,689           119
      67   Colonial Heights      VA        23834      5.979%    Actual/360      $5,500,000       $5,467,314           119
      69   Los Angeles           CA        90028      5.740%    Actual/360      $5,275,000       $5,275,000           119
      72   Lathrop               CA        95330      6.080%    Actual/360      $5,120,000       $5,120,000           119
      73   Saugus                MA        01906      5.800%    Actual/360      $5,000,000       $5,000,000            60
      74   Los Angeles           CA        90028      5.740%    Actual/360      $5,000,000       $5,000,000           119
      75   Las Vegas             NV        89117      6.317%    Actual/360      $4,970,000       $4,966,217           119
      77   Riverside             CT        06878      5.919%    Actual/360      $4,550,000       $4,550,000           119
      81   Howell                MI        48843      5.856%    Actual/360      $4,404,655       $4,404,655           120
      82   Portland              OR        97230      6.087%    Actual/360      $4,200,000       $4,196,598           119
      83   Baltimore             MD        21215      5.865%    Actual/360      $4,150,000       $4,150,000           120
      84   Austin                TX        78757      5.630%    Actual/360      $4,000,000       $4,000,000           120
      85   Tallahassee           FL        32303      6.053%    Actual/360      $4,000,000       $4,000,000           119
      86   Wilson                NC        27896      6.250%    Actual/360      $4,000,000       $3,996,899           119
      87   Austin                TX        78741      6.550%    Actual/360      $4,000,000       $3,993,545            58
      88   Virginia Beach        VA        23462      5.957%    Actual/360      $3,800,000       $3,800,000           120
      89   Littleton             CO        80124      5.729%    Actual/360      $3,800,000       $3,796,621           119
      90   Fayetteville          NC        28304      6.230%    Actual/360      $3,750,000       $3,747,077           119
      92   Los Angeles           CA        90048      6.002%    Actual/360      $3,600,000       $3,600,000           119
      94   Tustin                CA        92780      6.054%    Actual/360      $3,375,000       $3,375,000           119
      95   Seattle               WA        98108      6.070%    Actual/360      $3,320,000       $3,320,000           120
      96   Savannah              GA        31406      6.653%    Actual/360      $3,332,000       $3,319,237           118
      97   Clermont              FL        34711      6.100%    Actual/360      $3,250,000       $3,247,377           119

      98   Various               IN      Various      6.113%    Actual/360      $3,150,000       $3,150,000           120
    98.1   Columbus              IN        47201                                  $830,769         $830,769
    98.2   Brownsburg            IN        46112                                  $830,769         $830,769
    98.3   Mooresville           IN        46158                                  $796,154         $796,154
    98.4   Fishers               IN        46038                                  $692,308         $692,308

     100   Eustis                FL        32726      6.340%    Actual/360      $3,074,000       $3,071,675           119
     103   Surprise              AZ        85374      5.777%    Actual/360      $3,000,000       $2,997,365           119
     104   Taylorsville          UT        84123      6.080%    Actual/360      $2,800,000       $2,800,000           120
     105   Jacksonville          FL        32216      6.674%    Actual/360      $2,810,000       $2,793,110            79
     106   Newark                DE        19711      6.055%    Actual/360      $2,690,000       $2,687,803           119
     107   Florence              MS        39073      6.020%    Actual/360      $2,640,000       $2,640,000           120
     108   Akron                 OH        44312      5.967%    Actual/360      $2,600,000       $2,597,826           119
     109   Gig Harbor            WA        98335      5.821%    Actual/360      $2,575,000       $2,575,000           120
     110   Middletown            DE        19709      6.171%    Actual/360      $2,565,000       $2,562,969           119
     111   Dennis                MA        02638      6.358%    Actual/360      $2,325,000       $2,325,000           115
     112   Schenectady           NY        12303      6.679%    Actual/360      $2,280,000       $2,271,918           117
     114   Las Vegas             NV        89146      6.212%    Actual/360      $1,635,000       $1,632,999           119
     115   Anoka                 MN        55303      6.352%    Actual/360      $1,500,000       $1,500,000           119
     116   Spokane               WA        99218      6.450%    Actual/360      $1,500,000       $1,498,900           119
     117   Seattle               WA        98102      6.650%    Actual/360      $1,250,000       $1,250,000            83
                                                                                             $2,012,843,591





            Stated                                            Primary      Master                          Cross-         Original
           Maturity    Due     Monthly     Administrative    Servicing    Servicing      Ownership     Collateralized   Amortization
Sequence     Date      Date    Payment      Fee Rate (3)     Fee Rate     Fee Rate       Interest           Loans         (months)
--------   ---------   ----   ----------   --------------    ---------    ---------    -------------   --------------   ------------
       1   10/1/2011   1st    $1,455,471            0.021%       0.010%       0.020%   Fee                   No                    0
       2   11/1/2013   1st    $1,347,975            0.021%       0.010%       0.020%   Fee                   No                    0
       3    6/1/2016   1st      $863,058            0.041%       0.030%       0.040%   Fee/Leasehold         No                    0
       4   10/1/2016   1st      $816,060            0.021%       0.010%       0.020%   Fee                   No                    0

       6   12/1/2016   1st      $715,692            0.041%       0.030%       0.040%   Fee                   No                    0
     6.1                                                                               Fee
     6.2                                                                               Fee
     6.3                                                                               Fee
     6.4                                                                               Fee
     6.5                                                                               Fee
     6.6                                                                               Fee
     6.7                                                                               Fee
     6.8                                                                               Fee
     6.9                                                                               Fee
    6.10                                                                               Fee
    6.11                                                                               Fee
    6.12                                                                               Fee
    6.13                                                                               Fee
    6.14                                                                               Fee
    6.15                                                                               Fee
    6.16                                                                               Fee
    6.17                                                                               Fee
    6.18                                                                               Fee
    6.19                                                                               Fee
    6.20                                                                               Fee
    6.21                                                                               Fee
    6.22                                                                               Fee
    6.23                                                                               Fee
    6.24                                                                               Fee
    6.25                                                                               Fee
    6.26                                                                               Fee
    6.27                                                                               Fee
    6.28                                                                               Fee
    6.29                                                                               Fee
    6.30                                                                               Fee
    6.31                                                                               Fee
    6.32                                                                               Fee
    6.33                                                                               Fee
    6.34                                                                               Fee
    6.35                                                                               Fee
    6.36                                                                               Fee
    6.37                                                                               Fee
    6.38                                                                               Fee
    6.39                                                                               Fee
    6.40                                                                               Fee
    6.41                                                                               Fee
    6.42                                                                               Fee
    6.43                                                                               Fee
    6.44                                                                               Fee
    6.45                                                                               Fee
    6.46                                                                               Fee
    6.47                                                                               Fee
    6.48                                                                               Fee

       8   12/1/2016   1st      $562,430            0.021%       0.010%       0.020%   Fee                   No                  360
      10   10/1/2011   1st      $200,773            0.041%       0.030%       0.040%   Fee                   No                    0
      11   10/1/2016   1st      $175,157            0.021%       0.010%       0.020%   Fee                   No                    0
      12    9/1/2011   1st      $174,987            0.021%       0.010%       0.020%   Fee                   No                    0
      13   10/1/2013   1st      $141,684            0.041%       0.030%       0.040%   Fee                   No                    0
      14    8/1/2011   1st      $128,743            0.021%       0.010%       0.020%   Fee                   No                    0
      15   10/1/2016   1st      $157,826            0.021%       0.010%       0.020%   Fee                   No                  360
      17   11/1/2016   1st      $150,695            0.021%       0.010%       0.020%   Fee                   No                  360
      18   10/1/2016   1st      $131,901            0.021%       0.010%       0.020%   Fee                   No                  360
      19   10/1/2012   1st      $118,010            0.021%       0.010%       0.020%   Fee                   No                  360
      20   10/1/2013   1st      $101,203            0.051%       0.040%       0.050%   Fee                   No                    0


      21    8/1/2016   1st       $69,518            0.021%       0.010%       0.020%   Fee            Yes - BACM 06-6 A          360
      22    8/1/2016   1st       $49,989            0.021%       0.010%       0.020%   Fee            Yes - BACM 06-6 A          360

      23   10/1/2016   1st       $94,005            0.041%       0.030%       0.040%   Fee                   No                    0
      24    9/1/2011   1st      $103,399            0.021%       0.010%       0.020%   Fee                   No                    0
      25   11/1/2016   1st      $109,941            0.031%       0.020%       0.030%   Fee                   No                  360
      26   11/1/2016   1st       $88,001            0.021%       0.010%       0.020%   Fee                   No                    0
      28   11/1/2016   1st       $79,867            0.021%       0.010%       0.020%   Fee                   No                    0
      29   11/1/2016   1st       $76,909            0.021%       0.010%       0.020%   Fee                   No                    0
      30   11/1/2016   1st       $75,799            0.021%       0.010%       0.020%   Fee                   No                    0
      31   11/1/2016   1st       $73,396            0.021%       0.010%       0.020%   Fee                   No                    0
      32    9/1/2016   1st       $87,450            0.061%       0.050%       0.060%   Fee                   No                  360

      33   11/1/2016   1st       $83,808            0.021%       0.010%       0.020%   Fee                   No                  360
    33.1                                                                               Fee
    33.2                                                                               Fee
    33.3                                                                               Fee

      34   11/1/2016   1st       $69,513            0.021%       0.010%       0.020%   Fee                   No                    0
      35   10/1/2016   1st       $80,425            0.021%       0.010%       0.020%   Fee                   No                  360
      36    9/1/2016   1st       $81,000            0.021%       0.010%       0.020%   Fee                   No                  360
      37    9/1/2016   1st       $79,901            0.021%       0.010%       0.020%   Fee                   No                  360
      39   11/1/2016   1st       $73,703            0.031%       0.020%       0.030%   Fee                   No                  360
      40    9/1/2011   1st       $63,944            0.021%       0.010%       0.020%   Fee                   No                    0
      43   10/1/2016   1st       $59,596            0.021%       0.010%       0.020%   Fee                   No                  360
      44    2/1/2014   1st       $58,693            0.031%       0.020%       0.030%   Fee                   No                  360
      45    9/1/2016   1st       $56,049            0.041%       0.030%       0.040%   Fee                   No                  360
      46   11/1/2016   1st       $44,594            0.021%       0.010%       0.020%   Fee                   No                    0

      47   11/1/2016   1st       $53,960            0.031%       0.020%       0.030%   Fee                   No                  360
    47.1                                                                               Fee
    47.2                                                                               Fee
    47.3                                                                               Fee
    47.4                                                                               Fee
    47.5                                                                               Fee

      48    9/1/2016   1st       $53,623            0.021%       0.010%       0.020%   Fee                   No                  360
      49    9/1/2016   1st       $53,003            0.041%       0.030%       0.040%   Fee                   No                  360
      50   11/1/2016   1st       $47,681            0.021%       0.010%       0.020%   Fee                   No                  360
      51   11/1/2016   1st       $47,110            0.031%       0.020%       0.030%   Leasehold             No                  360
      52   11/1/2016   1st       $36,905            0.021%       0.010%       0.020%   Fee                   No                    0
      53   10/1/2016   1st       $42,669            0.021%       0.010%       0.020%   Fee                   No                  360
      54    9/1/2016   1st       $42,941            0.071%       0.060%       0.070%   Fee                   No                  360
      55   11/1/2016   1st       $41,369            0.041%       0.030%       0.040%   Fee                   No                  360
      56   10/1/2016   1st       $40,904            0.021%       0.010%       0.020%   Fee                   No                  360
      58   11/1/2016   1st       $38,413            0.021%       0.010%       0.020%   Fee                   No                  360
      59   10/1/2016   1st       $38,359            0.021%       0.010%       0.020%   Fee                   No                  360
      60   10/1/2016   1st       $37,812            0.031%       0.020%       0.030%   Fee                   No                  360
      61    8/1/2016   1st       $38,526            0.031%       0.020%       0.030%   Fee                   No                  360
      62   10/1/2016   1st       $40,325            0.031%       0.020%       0.030%   Fee                   No                  300
      63   10/1/2016   1st       $36,166            0.021%       0.010%       0.020%   Fee                   No                  360

      64   11/1/2016   1st       $34,606            0.061%       0.050%       0.060%   Fee                   No                  360
    64.1                                                                               Fee
    64.2                                                                               Fee
    64.3                                                                               Fee
    64.4                                                                               Fee

      65   12/1/2016   1st       $34,481            0.021%       0.010%       0.020%   Fee                   No                  360
      66   10/1/2016   1st       $34,575            0.021%       0.010%       0.020%   Fee                   No                  360
      67   10/1/2016   1st       $61,003            0.072%       0.061%       0.071%   Fee                   No                  120
      69   10/1/2016   1st       $25,583            0.021%       0.010%       0.020%   Fee                   No                    0
      72   10/1/2016   1st       $30,961            0.031%       0.020%       0.030%   Fee                   No                  360
      73   11/1/2011   1st       $29,338            0.021%       0.010%       0.020%   Fee                   No                  360
      74   10/1/2016   1st       $24,249            0.021%       0.010%       0.020%   Fee                   No                    0
      75   10/1/2016   1st       $30,818            0.021%       0.010%       0.020%   Fee                   No                  360
      77   10/1/2016   1st       $27,043            0.021%       0.010%       0.020%   Fee                   No                  360
      81   11/1/2016   1st       $26,002            0.021%       0.010%       0.020%   Fee                   No                  360
      82   10/1/2016   1st       $25,417            0.031%       0.020%       0.030%   Fee                   No                  360
      83   11/1/2016   1st       $24,522            0.021%       0.010%       0.020%   Fee                   No                  360
      84   11/1/2016   1st       $23,039            0.031%       0.020%       0.030%   Fee                   No                  360
      85   10/1/2016   1st       $24,118            0.021%       0.010%       0.020%   Fee                   No                  360
      86   10/1/2016   1st       $24,629            0.091%       0.080%       0.090%   Fee                   No                  360
      87    9/1/2011   1st       $25,414            0.071%       0.060%       0.070%   Fee                   No                  360
      88   11/1/2016   1st       $22,678            0.021%       0.010%       0.020%   Fee                   No                  360
      89   10/1/2016   1st       $22,125            0.021%       0.010%       0.020%   Fee                   No                  360
      90   10/1/2016   1st       $23,041            0.091%       0.080%       0.090%   Fee                   No                  360
      92   10/1/2016   1st       $21,588            0.021%       0.010%       0.020%   Fee                   No                  360
      94   10/1/2016   1st       $20,352            0.021%       0.010%       0.020%   Fee                   No                  360
      95   11/1/2016   1st       $20,055            0.031%       0.020%       0.030%   Fee                   No                  360
      96    9/1/2016   1st       $25,144            0.091%       0.080%       0.090%   Fee                   No                  240
      97   10/1/2016   1st       $19,695            0.021%       0.010%       0.020%   Fee                   No                  360

      98   11/1/2016   1st       $22,222            0.031%       0.020%       0.030%   Fee                   No                  252
    98.1                                                                               Fee
    98.2                                                                               Fee
    98.3                                                                               Fee
    98.4                                                                               Fee

     100   10/1/2016   1st       $19,107            0.031%       0.020%       0.030%   Fee                   No                  360
     103   10/1/2016   1st       $17,559            0.021%       0.010%       0.020%   Fee                   No                  360
     104   11/1/2016   1st       $16,932            0.031%       0.020%       0.030%   Fee                   No                  360
     105    6/1/2013   1st       $19,280            0.091%       0.080%       0.090%   Fee                   No                  300
     106   10/1/2016   1st       $16,223            0.031%       0.020%       0.030%   Fee                   No                  360
     107   11/1/2016   1st       $15,862            0.031%       0.020%       0.030%   Fee                   No                  360
     108   10/1/2016   1st       $15,533            0.031%       0.020%       0.030%   Fee                   No                  360
     109   11/1/2016   1st       $15,143            0.031%       0.020%       0.030%   Fee                   No                  360
     110   10/1/2016   1st       $15,662            0.031%       0.020%       0.030%   Fee                   No                  360
     111    6/1/2016   1st       $14,479            0.031%       0.020%       0.030%   Fee                   No                  360
     112    8/1/2016   1st       $15,651            0.031%       0.020%       0.030%   Fee                   No                  300
     114   10/1/2016   1st       $10,747            0.021%       0.010%       0.020%   Fee                   No                  300
     115   10/1/2016   1st        $9,990            0.031%       0.020%       0.030%   Fee                   No                  300
     116   10/1/2016   1st        $9,432            0.031%       0.020%       0.030%   Fee                   No                  360
     117   10/1/2013   1st        $8,025            0.031%       0.020%       0.030%   Fee                   No                  360






Sequence   ARD Loan    Grace Period   Loan Group
--------   --------    ------------   ----------
       1        Yes           10               1
       2         No            0               1
       3         No            5               1
       4         No            0               1

       6         No            5               1
     6.1                                       1
     6.2                                       1
     6.3                                       1
     6.4                                       1
     6.5                                       1
     6.6                                       1
     6.7                                       1
     6.8                                       1
     6.9                                       1
    6.10                                       1
    6.11                                       1
    6.12                                       1
    6.13                                       1
    6.14                                       1
    6.15                                       1
    6.16                                       1
    6.17                                       1
    6.18                                       1
    6.19                                       1
    6.20                                       1
    6.21                                       1
    6.22                                       1
    6.23                                       1
    6.24                                       1
    6.25                                       1
    6.26                                       1
    6.27                                       1
    6.28                                       1
    6.29                                       1
    6.30                                       1
    6.31                                       1
    6.32                                       1
    6.33                                       1
    6.34                                       1
    6.35                                       1
    6.36                                       1
    6.37                                       1
    6.38                                       1
    6.39                                       1
    6.40                                       1
    6.41                                       1
    6.42                                       1
    6.43                                       1
    6.44                                       1
    6.45                                       1
    6.46                                       1
    6.47                                       1
    6.48                                       1

       8         No            0               1
      10         No            5               1
      11         No            5               2
      12         No            0               2
      13         No            5               2
      14         No            5               1
      15         No            5               2
      17         No            5               1
      18         No            5               1
      19         No            5               2
      20         No            5               2


      21         No            5               2
      22         No            5               2

      23         No            10              1
      24         No            5               2
      25         No            5               1
      26         No            5               2
      28         No            5               2
      29         No            5               2
      30         No            5               2
      31         No            5               2
      32         No            5               2

      33         No            5               1
    33.1                                       1
    33.2                                       1
    33.3                                       1

      34         No            5               2
      35         No            5               1
      36         No            5               2
      37         No            5               1
      39         No            5               1
      40         No            5               2
      43         No            5               1
      44         No            5               1
      45         No            5               2
      46         No            5               1

      47         No            5               1
    47.1                                       1
    47.2                                       1
    47.3                                       1
    47.4                                       1
    47.5                                       1

      48         No            5               1
      49         No            5               2
      50         No            0               1
      51         No            5               1
      52         No            5               2
      53         No            5               1
      54         No            5               1
      55         No            5               1
      56         No            5               1
      58         No            5               1
      59         No            5               1
      60         No            5               2
      61         No            5               1
      62         No            5               1
      63         No            5               1

      64         No            5               1
    64.1                                       1
    64.2                                       1
    64.3                                       1
    64.4                                       1

      65         No            5               1
      66         No            5               1
      67         No            5               1
      69         No            5               2
      72         No            5               1
      73         No            5               1
      74         No            5               2
      75         No            5               1
      77         No            5               1
      81         No            5               1
      82         No            5               2
      83         No            5               1
      84         No            5               1
      85         No            5               1
      86         No            5               1
      87         No            5               1
      88         No            5               1
      89         No            5               1
      90         No            5               1
      92         No            5               1
      94         No            5               1
      95         No            5               1
      96         No            5               1
      97         No            5               1

      98         No            5               1
    98.1                                       1
    98.2                                       1
    98.3                                       1
    98.4                                       1

     100         No            5               1
     103         No            5               1
     104         No            5               1
     105         No            5               1
     106         No            5               2
     107         No            5               2
     108         No            5               1
     109         No            5               2
     110         No            5               1
     111         No            7               1
     112         No            5               1
     114         No            5               1
     115         No            5               1
     116         No            5               1
     117         No            5               1


1) Rates are to full precision in the "BACM2006_6.xls" file located on the computer diskette attached to the Prospectus Supplement.

2) For mortgage loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the mortgage loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve 30-day months. The actual amortization would be longer.

3) Administrative Fee Rate includes the rates at which the master servicing fee (and any sub-servicing fee) and trustee fee accrue.

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

               For purposes of these representations and warranties, the phrases "to the knowledge of the Seller" or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to (i) after having conducted such inquiry and due diligence into such matters as would be customarily performed by prudent institutional commercial or multifamily mortgage lenders, as applicable, at the time of the origination of the particular Mortgage Loan and (ii) subsequent to such origination, utilizing the servicing and monitoring practices customarily utilized by prudent commercial mortgage loan servicers with respect to securitizable commercial or multifamily, as applicable, mortgage loans, and the Seller shall have made prudent inquiries of related servicers, and the phrases "to the actual knowledge of the Seller" or "to the Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a Mortgage File (each such document, a "Loan Document") shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller or its agents or employees, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or not taking such action by the Seller or any servicer acting on its behalf.

               The Seller represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

                      (1) Mortgage Loan Schedule. The information pertaining to
               each Mortgage Loan set forth in the schedule annexed hereto as
               Schedule I (the "Mortgage Loan Schedule") was true and correct in all material respects as of the Cut-off Date.

                      (2) Legal Compliance - Origination, Funding and Servicing.
               As of the date of its origination, and to the actual knowledge of the Seller as of the Closing Date, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                      (3) Good Title; Conveyance. Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests, participation interests and/or of any other interests or encumbrances of any nature whatsoever (except for the Title Exceptions), and the Seller has full right, power and authority to sell, transfer and assign each Mortgage Loan free and clear of all such liens, claims, pledges, charges and interests or encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan. The sale of the Mortgage Loans to the Purchaser does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Trustee and each such endorsement is genuine.

                      (4) No Holdbacks; Improvements Complete or Escrows
               Established. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto. Any and all requirements under each Mortgage Loan as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose, have been complied with in all material aspects or any such funds so escrowed have not been released; provided that partial releases of such funds in accordance with the applicable Loan Documents may have occurred.

                      (5) Legal, Valid and Binding Obligations. Each related
               Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed in connection with such Mortgage Loan is a legal, valid and binding obligation of the related Mortgagor or guarantor (subject to any non-recourse provisions therein and any state anti-deficiency legislation or market value limit deficiency legislation), enforceable in accordance with its terms, except with respect to provisions relating to default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (6) Assignment of Leases and Rents. There exists as part
               of the related Mortgage File an Assignment of Leases either as a separate document or as part of the Mortgage. Each related Assignment of Leases creates a valid, collateral or first priority assignment of, or a valid perfected first priority security interest in, certain rights under the related leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property and subject to limits on enforceability described in Paragraph (5). No Person other than the related Mortgagor owns any interest in any payments due under the related leases. Each related Assignment of Leases provides for the appointment of a receiver for rent, allows the holder to enter into possession to collect rents or provides for rents to be paid directly to the holder of the Mortgage upon an event of default under the Mortgage Loan documents.

                      (7) No Offset or Defense. There is no right of offset,
               abatement, diminution, or rescission or valid defense or counterclaim with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, except as enforcement may be limited by bankruptcy and principles of equity and, in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, yield maintenance charges or prepayment premiums and, as of the Closing Date, to the Seller's actual knowledge no such rights have been asserted.

                      (8) Mortgage Status; Legal, Valid and Binding Obligations.
               Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee has been duly authorized, executed and delivered in recordable form by the Seller and constitutes the legal, valid, binding and enforceable assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law); provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Each related Mortgage and Assignment of Leases is freely assignable upon notice to but without the consent of the related Mortgagor.

                      (9) Mortgage Lien. Subject to the exceptions set forth in
               Paragraph (5) above, each related Mortgage is a legal, valid and enforceable first lien on the related Mortgaged Property, subject only to the following title exceptions (each such exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property, (c) any other exceptions and exclusions (general and specific) set forth in the mortgagee policy of title insurance issued with respect to the Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d) the right of tenants (whether under ground leases or space leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), and (e) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy as described above and to the Seller's actual knowledge no rights are outstanding that under applicable law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and is not bonded over, escrowed for or covered by insurance.

                      (10) UCC Filings. The security agreements or other
               instruments, if any, related to the Mortgage Loan establish and create, and a UCC Financing Statement has been filed, recorded or submitted for recording in all places required by applicable law for the perfection of (to the extent that the filing of such a UCC Financing Statement can perfect such a security interest), a valid security interest in the personal property granted under such Mortgage (and any related security agreement), except as enforceability may be limited by bankruptcy or other laws affecting enforcement of creditor's rights generally or by the application of the rules of equity, and except for certain personal property and fixtures subject to purchase money security interests and personal property leases permitted under the terms of the Mortgage Loan. In the case of a Mortgaged Property operated as a hotel, restaurant, healthcare facility, nursing home, assisted living facility, self-storage facility, theatre, mobile home park or fitness center, such personal property includes all personal property that a prudent institutional lender making a similar mortgage loan on like properties would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated, and the related perfected security interest is prior to any other security interest that can be perfected by such UCC filing, except for permitted purchase money security interests and leases; provided that any such lease has been pledged or assigned to the lender and its assigns. In the case of each Mortgage Loan secured by a hotel, the related Loan Documents contain such provisions as are necessary and UCC Financing Statements have been filed or submitted for filing as necessary, in each case, to perfect a valid first priority security interest in the related revenues with respect to such Mortgaged Property (to the extent that a filing of such a UCC Financing Statement can perfect such a security interest). An assignment of each UCC Financing Statement relating to the Mortgage Loan has been delivered by Seller in blank which the Purchaser or Trustee, as applicable, or designee is authorized to complete and to file in the filing office in which such UCC Financing Statement was filed. Each Mortgage Loan and the related Mortgage (along with any security agreement and UCC Financing Statement), together with applicable state law, contain customary and enforceable provisions such as to render the rights and remedies of the holders thereof adequate for the practical realization against the personal property described above, and the principal benefits of the security intended to be provided thereby; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or any other personal property to the extent that the possession or control of such items or actions other than the filing of the UCC Financing Statement as required in order to effect such perfection.

                      (11) Taxes and Assessments. All taxes and governmental
               assessments or charges or water or sewer bills that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or if in dispute, an escrow of funds in an amount sufficient to cover such payments has been established. Such taxes and assessments shall not be considered delinquent or due and owing until the date on which interest or penalties may first be payable thereon.

                      (12) Condition of Property; No Condemnation; No
               Encroachments. In the case of each Mortgage Loan, one or more engineering assessments which included a physical visit and inspection of the Mortgaged Property were performed by an independent engineering consultant firm and except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Master Servicer, the related Mortgaged Property is, to the Seller's knowledge as of the Closing Date, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any material damage or deficiencies, material deferred maintenance or other similar conditions, either (a) an escrow of funds was required or a letter of credit was obtained in an amount equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial lender would deem appropriate under the circumstances sufficient to effect the necessary repairs or maintenance or (b) such repairs and maintenance have been completed. As of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has no actual knowledge of, any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan and to the Seller's knowledge as of the Cut-off Date: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the use or the value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance referred to in Paragraph (13) below.

                      (13) Title Insurance. The Seller has received an ALTA
               lender's title insurance policy or an equivalent form of lender's title insurance policy (or if such policy is not yet issued, such insurance may be evidenced by a "marked up" pro forma policy or title commitment, in either case marked as binding and countersigned by the title insurer or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring the portion of each Mortgaged Property comprised of real estate and insuring the originator of such Mortgage Loan and its successors and assigns (as sole insureds) that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to the Title Exceptions. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the insured includes the owner of the Mortgage Loan and all premiums thereon have been paid. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser), such Title Insurance Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Purchaser and its successors and assigns without consent or notice to the title insurer. The Seller has not done, by act or omission, anything that would impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available),
               (a) access to a public road, (b) that there are no encroachments of any part of the building thereon over easements, and (c) that the area shown on the survey is the same as the property legally described in the related Mortgage.

                      (14) Insurance. All improvements upon each Mortgaged
               Property securing a Mortgage Loan are insured by all insurance coverage required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located. Each Mortgaged Property was covered by a fire and extended perils included under the classification "All Risk of Physical Loss" insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which, in the reasonable judgement of the Seller, will cover no less than twelve (12) months of rental income). If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (b) the outstanding principal balance of such Mortgage Loan, and (c) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property and all improvements thereon are also covered by comprehensive general liability insurance in such amounts as are generally required by reasonably prudent commercial lenders for similar properties; if any Mortgaged Property is located in the state of California or in a "seismic zone" 3 or 4, a seismic assessment was conducted (except in the case of mobile home parks) at the time of originations and seismic insurance was obtained to the extent such Mortgaged Property has a PML of greater than twenty percent (20%) calculated using at least a 450 a year look back with a 10% probability of exceedance in a 50 year period; all properties in Florida and within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina and South Carolina have windstorm insurance; any nonconformity with applicable zoning laws and ordinances (1) is not a material nonconformity and does not materially and adversely affect the use, operation or value of the Mortgaged Property, (2) constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to materially the same extent of the use or structure at the time of such casualty,
               (3) is covered by law and ordinance insurance in an amount customarily required by reasonably prudent commercial or multifamily, as applicable, mortgage lenders, (4) is covered by a zoning endorsement covering any loss to the mortgagee resulting from such non-conformity or (5) is covered by insurance that will provide proceeds that, together with the value of the related land, will be sufficient to repay the Mortgage Loan; and additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability rating from Standard & Poor's, Moody's or Fitch of not less than A-minus (or the equivalent), or from A.M. Best of not less than "A:V" (or the equivalent). At origination, and to the Seller's knowledge as of the Closing Date, such insurance was, or is, as applicable, in full force and effect with respect to each related Mortgaged Property and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Loan Documents, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with the mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the outstanding principal balance of the Mortgage Loan. The insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without 30 days' prior written notice to the mortgagee (or, with respect to non-payment, 10 days' prior written notice to the mortgagee) or such lesser period as prescribed by applicable law; and no such notice has been received, including any notice of non-payment of premiums, that has not been cured. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender after September 11, 2001 or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, for each Mortgage Loan, (A) the related all risk property casualty insurance policy and business interruption policy do not exclude acts of terrorism, or any related damage claims or (B) Borrower has obtained insurance satisfying the above coverage requirements against damage and business interruption resulting from acts of terrorism, from coverage as of the later of (i) the date of origination of the Mortgage Loan and (ii) the date as of which the policy was renewed or amended, and the related Loan Documents do not expressly prohibit or waive such coverage, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. The Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph (44) below).

                      (15) No Material Defaults. Other than payments due but not yet 30 days or more delinquent (A) there exists no material default, breach, violation or event of acceleration under the related Loan Documents and (B) since the date of origination of such Mortgage Loan, there has been no declaration by the Seller or prior holder of such Mortgage Loan of an event of acceleration under the related Loan Documents, and (C) to Seller's actual knowledge no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents has occurred and is continuing; the Seller has not waived any material default, breach, violation or event of acceleration under any of such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other Loan Documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under the Loan Documents; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II.

                      (16) Payment Record. Each Mortgage Loan is not, and in the
               prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months) has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace or cure period.

                      (17) Additional Collateral. The related Loan Documents do
               not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, other than another Mortgage Loan.

                      (18) Qualified Mortgage. Each Mortgage Loan constitutes a
               "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage, or any substantially similar successor provision) and the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8), assuming compliance with all of the requirements of a "foreclosure property" under Section 856(e)(4) by the Trustee, the Master Servicer, the Special Servicer, as applicable, and their respective agents, but without regard to the holding period requirements set forth in Section 856(e)(2). Prepayment Premiums and yield maintenance charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations
               Section 1.860G-1(b)(2).

                      (19) Environmental Conditions. One or more property
               condition or engineering reports (relating to lead-based paint, asbestos and radon gas) or environmental site assessments meeting the requirements of the American Society for Testing and Materials in effect at the time the related report was or the related reports were prepared covering all environmental hazards typically assessed for similar properties including use, type and tenants of the Mortgaged Property (an "Environmental Report"), or an update of such an assessment, was performed by an experienced licensed (to the extent required by applicable state law) environmental consulting firm with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan and thereafter updated such that, (a) such Environmental Report is dated no earlier than twelve months prior to the Closing Date, (b) a copy of each such Environmental Report has been delivered to the Purchaser; and (c) either: (i) no such Environmental Report provides that as of the date of the report there is a material violation of any applicable environmental laws with respect to any circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) a party not related to the related Mortgagor with financial resources reasonably adequate to cure the subject violation in all material respects was identified as the responsible party for such condition or circumstance, (B) the related Mortgagor was required to provide additional security adequate to cure the subject violation in all material respects and to obtain an operations and maintenance plan, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, or recommended only the implementation of an operations and maintenance program, which the Mortgagor is required to do, (D) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (E) the related Mortgaged Property is insured under a policy of insurance against losses arising from such circumstances and conditions,
               (F) the circumstance or condition has been fully remediated, (G) the related Mortgagor provided a "no further action" letter or other evidence acceptable to the Seller and that would be acceptable to a reasonably prudent lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (H) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 2% of the outstanding principal balance of the related Mortgage Loan and (b) $200,000, (I) the related Mortgagor or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, or (J) a responsible party with financial resources reasonably adequate to cure the violation provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to any Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage, or other Loan Document in the Mortgage File, for each Mortgage Loan encumbering the Mortgaged Property requires the related Mortgagor to comply and cause the Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. The Seller has not taken any action which would cause the Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards or which could subject the Seller or its successors and assigns to liability under such laws. Each Mortgagor represents and warrants in the related Loan Documents generally to the effect that except as set forth in certain specified environmental reports and to the best of its knowledge that as of the date of origination of such Mortgage Loan, there were no hazardous materials on the related Mortgaged Property, and that the Mortgagor will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials, in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against, or otherwise be liable for, any and all losses resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan, generally including any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind or nature whatsoever (including without limitation, attorneys' fees and expenses) paid, incurred or suffered by or asserted against, any such party resulting from such breach.

                      (20) Customary Mortgage Provisions. The related Loan
               Documents contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if customary, non-judicial foreclosure, subject to the effects of bankruptcy or similar law affecting the right of creditors and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose except any statutory right of redemption or as may be limited by anti-deficiency laws or by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principals of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                      (21) Bankruptcy. No Mortgaged Property, nor any material
               portion thereof, is the subject of and no Mortgagor is a debtor in any state or federal bankruptcy or insolvency or similar proceeding.

                      (22) Whole Loan; Interest Only; No Equity Participation or
               Contingent Interest. Each Mortgage Loan is a whole loan and not a participation interest in a loan. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, has a shared appreciation feature, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for interest-only payments without principal amortization (except as disclosed in the Prospectus Supplement) or for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to the Mortgagor under the Mortgage Loan or otherwise nor holds any equity interest in any Mortgagor.

                      (23) Transfers and Subordinate Debt. The Mortgage Loan
               does not permit the related Mortgaged Property or any interest therein, including any ownership interest in the Mortgagor, to be encumbered by any mortgage lien or other encumbrance except the related Mortgage or the Mortgage of another Mortgage Loan without the prior written consent of the holder thereof. To Seller's knowledge, as of origination, and, to the Seller's actual knowledge as of the Closing Date, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The Loan Documents require the Mortgagor to pay all reasonable costs and expenses related to any required consent to any transfer or encumbrance, including reasonable legal fees and expenses and any applicable Rating Agency fees. The Loan Documents contain a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any direct equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than by reason of family and estate planning transfers, transfers of less than a controlling interest in the Mortgagor, issuance of non-controlling new equity interests, transfers that are subject to the holder's approval of transferee and satisfaction of certain conditions specified in the Loan Documents, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgaged Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

                      (24) Waivers and Modification. The terms of the related
               Loan Documents have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any material respect, except pursuant to a written instrument duly submitted for recordation, to the extent required, and specifically included in the related Mortgage Loan File. No alterations, waivers, modifications or assumptions of any kind have been given, made or consented to by or on behalf of the Seller since October 20, 2006. The Seller has not taken any intentional action that would cause the representations and warranties of the related Mortgagor under the Mortgage Loan not to be true and correct in any material respect.

                      (25) Inspection. Each related Mortgaged Property was
               inspected by or on behalf of the related originator within the 12 months prior to the Closing Date.

                      (26) Releases of Mortgaged Property. Since origination, no portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value, use or operation of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) in consideration of payment therefor equal to not less than 125% of the related allocated loan amount of such Mortgaged Property specifically set forth in the related Loan Documents,
               (b) upon payment in full of such Mortgage Loan, (c) Mortgage Loans which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans in accordance with their terms, (d) Mortgage Loans which permit the related Mortgagor to substitute a replacement property subject to the satisfaction of enumerated conditions that would be acceptable to a reasonably prudent commercial or multifamily, as applicable, lender, but which do not include the consent or approval of the lender to the substitution or the substitute property, or (e) a portion of the Mortgaged Property that was not given any value in connection with either the initial underwriting or appraisal of the Mortgage Loan.

                      (27) Defeasance. With respect to any Mortgage Loan that
               contains a provision for any defeasance of mortgage collateral (a "Defeasance Loan"), the related Mortgage Note, Mortgage or other related Loan Document contained in the Mortgage File, provides that the defeasance option is not exercisable prior to a date that is at least two (2) years following the Closing Date and is otherwise in compliance with applicable statutes, rules and regulations governing REMICs; requires prior written notice to the holder of the Mortgage Loan of the exercise of the defeasance option and payment by Mortgagor of all related fees, costs and expenses as set forth below; requires, or permits the lender to require, the Mortgage Loan (or the portion thereof being defeased) to be assumed by a single-purpose entity; and requires delivery of a legal opinion that the Trustee has a perfected security interest in such collateral prior to any other claim or interest. In addition, each Mortgage loan that is a Defeasance Loan permits defeasance only with substitute collateral constituting "government securities" within the meaning of Treas. Reg. Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or the portion thereof being defeased) when due, and in the case of ARD Loans, assuming the Anticipated Repayment Date is the Stated Maturity Date. Further, the Mortgage or other related Loan Document contained in the Mortgage File requires that an independent certified public accountant certify that such government securities are sufficient to make all such scheduled payments when due. To Seller's actual knowledge, defeasance under the Mortgage Loan is only for the purpose of facilitating the release of the Mortgaged Property and not as a part of an arrangement to collateralize a REMIC with obligations that are not real estate mortgages. With respect to each Defeasance Loan, the related Mortgage or other related Loan Document provides that the related Mortgagor shall (or permits the mortgagee to require the Mortgagor to) (a) pay all Rating Agency fees associated with defeasance (if Rating Agency approval is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, or (b) provide all opinions reasonably required by the mortgagee under the related Loan Documents, including, if applicable, a REMIC opinion and a perfection opinion and any applicable rating agency letters confirming no downgrade or qualification of ratings on any classes in the transaction. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the Mortgage Loan or the related documents require (or permit the mortgagee to require) confirmation from the Rating Agency that exercise of the defeasance option will not cause a downgrade or withdrawal of the rating assigned to any securities backed by the Mortgage Loan and require (or permit the mortgagee to require) the Mortgagor to pay any Rating Agency fees and expenses.

                      (28) Local Law Compliance; Non-Conforming Uses or
               Improvements. To the Seller's knowledge as of the date of origination of such Mortgage Loan, and, to the Seller's actual knowledge, as of the Cut-off Date the Mortgaged Property and the improvements located on or forming part of, and the existing use of, each Mortgaged Property securing a Mortgage Loan was or are, as applicable, in material compliance with all applicable zoning laws including parking and ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, either law and ordinance insurance coverage has been obtained in amounts adequate to avoid loss to the mortgagee, or such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property).

                      (29) (reserved)

                      (30) Single-Purpose Entity. Each Mortgage Loan with an
               original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding, and to Seller's actual knowledge each Mortgagor is, a Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, and/or which entity represented and covenanted in the related Loan Documents, substantially to the effect that such Mortgagor (i) is formed or organized solely for the purpose of owning and operating the related Mortgaged Property or Properties; (ii) does not engage in any business unrelated to such Mortgaged Property or Properties and the financing thereof; (iii) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (iv) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Loan Documents; (v) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (vi) holds itself out as being a legal entity, separate and apart from any other person. In addition, with respect to all Mortgage Loans with an original principal balance of $15,000,000 or more, the Mortgagor's organizational documents provide substantially to the effect that the Mortgagor shall: observe all entity level formalities and record keeping; conduct business in its own name; not guarantee or assume the debts or obligations of any other person; not commingle its assets or funds with those of any other person; prepare separate tax returns and financial statements, or if part of a consolidated group, be shown as a separate member of such group; transact business with affiliates on an arm's length basis pursuant to written agreements; hold itself out as being a legal entity, separate and apart from any other person and such organizational documents provide that: any dissolution or winding up or insolvency filing for such entity is prohibited or requires the unanimous consent of an independent director or member or all partners or members, as applicable; such documents may not be amended with respect to the Single-Purpose Entity requirements without the approval of the mortgagee or rating agencies; and the Mortgagor shall have an outside independent director or member. The Mortgage File for each such Mortgage Loan having an original principal balance of $20,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving its equity owner or group of equity owners having an equity interest greater than 49%. To Seller's actual knowledge, each Mortgagor has fully complied with the requirements of the related Mortgage Loan and Mortgage and the Mortgagor's organizational documents regarding Single-Purpose-Entity status. The organization documents of any Mortgagor on a Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member.

                      (31) No Advances. No advance of funds has been made after
               origination, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

                      (32) Litigation or Other Proceedings. To Seller's
               knowledge, as of origination there were no, and to the Seller's actual knowledge, as of the Closing Date, there are no, pending actions, suits, litigation, arbitration or other proceedings by or before any court, arbitrator or governmental authority against the Mortgagor (or any related guarantor to the extent the Seller would consider such guarantor material to the underwriting or such Mortgage Loan) under any Mortgage Loan or the related Mortgaged Property that could reasonably be expected to materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan, the Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or such guarantor's ability to meet its obligations under the related Loan Documents.

                      (33) No Usury. The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment
               Date) is a fixed rate, and complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

                      (34) Trustee Under Deed of Trust. If the Mortgage for any
               Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan and all such fees and expenses are the obligation of the Mortgagor under the Mortgage.

                      (35) Other Collateral; Cross-Collateralization. The
               related Mortgage Note is not secured by any collateral that secures a Mortgage Loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

                      (36) (reserved)

                      (37) Escrow Deposits. All escrow deposits and payments
               required pursuant to the Loan Documents are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith, and all such escrows, deposits and payments will be conveyed by the applicable Seller to the Purchaser and identified as such with appropriate detail on the Closing Date.

                      (38) Licenses and Permits. The Mortgage Loan requires the
               related Mortgagor, to the extent required by law, to be qualified to do business, and requires the related Mortgagor and the related Mortgaged Property to be in material compliance with all regulations, licenses, permits, authorizations, restrictive covenants and zoning and building laws, in each case to the extent required by law or to the extent that the failure to be so qualified or in compliance would have a material and adverse effect upon the enforceability of the Mortgage Loan or upon the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby. To the Seller's knowledge, as of the date of origination of each Mortgage Loan based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Insurance Policy, (iv) a zoning report from a zoning consultant, or (v) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, and to the Seller's actual knowledge as of the Closing Date, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses and permits have otherwise been issued.

                      (39) Origination, Servicing and Collection Practices. The
               origination (or acquisition, as the case may be), collection, and the servicing practices used by the Seller and its affiliates or contractors engaged by it with respect to the Mortgage Loan have been in all respects legal and have met customary standards utilized by prudent commercial or multifamily, as applicable, lenders and servicers.

                      (40) Borrower Organization. Each Borrower that is an
               entity is organized under the laws of a state of the United States of America.

                      (41) Non-Recourse Exceptions. Each Mortgage Loan is
               non-recourse, except that the Mortgagor and either: a principal of the Mortgagor or other natural person, with assets other than any interest in the Mortgagor, has agreed to be jointly and severally liable for all liabilities, expenses, losses, damages, expenses or claims suffered or incurred by the holder of the Mortgage Loan by reason of or in connection with: (i) any fraud or material misrepresentation by the Mortgagor, (ii) misapplication or misappropriation of rents, insurance proceeds or condemnation awards or (iii) violation of applicable environmental laws or breaches of environmental covenants. No waiver of liability for such non-recourse exceptions has been granted to the Mortgagor or any such guarantor or principal by the Seller or anyone acting on behalf of the Seller.

                      (42) Separate Tax Parcels. Each Mortgaged Property
               constitutes one or more separate tax lots (or will constitute separate tax lots when the next tax maps are issued), or, in certain instances, an application has been made to the applicable governing authority for creation of separate tax lots that shall be effective for the next tax year (and, with respect to tax parcels for which such application has been made, prior to the creation of such separate tax lots, taxes are being escrowed for the entire existing tax parcel), or is subject to an endorsement under the related Title Insurance Policy insuring for losses arising from any claim that the Mortgaged Property is not one or more separate tax lots.

                      (43) Financial Statements. Each Mortgage or related Loan
               Documents requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for Mortgage Loans with an original principal balance less than $3,000,000) and annual operating statements (or a balance sheet statement of income and expenses and a statement of changes in financial position), and such additional information regarding the Mortgagor and the Mortgaged Property as the owner or holder of the Mortgage may request which annual financial statements for all Mortgage Loans with an original principal balance greater than $20,000,000 shall be audited by an independent certified public accountant upon the request of the holder of the Mortgage Loan.

                      (44) Fee/Leasehold Properties. Each Mortgage Loan is
               secured by the fee interest in the related Mortgaged Property, except that with respect to Mortgage Loans that are secured by the interest of the related Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

                             (a) Such Ground Lease or a memorandum thereof has
                      been duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

                             (b) Such Ground Lease is not subject to any liens
                      or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions, and provides that it shall remain prior to any mortgage or other lien upon the related Fee Interest;

                             (c) The Mortgagor's interest in such Ground Lease
                      is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                             (d) Such Ground Lease is in full force and effect,
                      and the Seller has not received as of the Closing Date notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease;

                             (e) Seller or its agent has provided the lessor
                      under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                              (f) The mortgagee under such Mortgage Loan is
                      permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

                             (g) Such Ground Lease has a current term (including
                      one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller and its successors and assigns) which extends not less than the greater of 10 years beyond the amortization term and 20 years beyond the Stated Maturity Date for the related Mortgage Loan (or, with respect to any Mortgage Loan with an Anticipated Repayment Date, 10 years beyond the amortization term);

                             (h) Such Ground Lease requires the lessor to enter
                      into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

                             (i) Under the terms of such Ground Lease and the
                      related Loan Documents, taken together, any related insurance proceeds or condemnation award that is awarded with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or
                      (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                             (j) Such Ground Lease does not impose any
                      restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                             (k) Such Ground Lease may not be amended or
                      modified without the prior consent of the mortgagee under such Mortgage Loan and that any such action without such consent is not binding on such mortgagee, its successors or assigns;

                             (l) The terms of such Ground Lease have not been
                      waived, modified, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by the related Mortgage.

                      (45) Fee Simple Interest. Except with respect to the
               Mortgage Loans secured by Ground Leases, each of the Mortgagors (or its affiliates) has title in the fee simple interest in each related Mortgaged Property.

                      (46) ARD Loans. Each ARD Loan requires scheduled monthly
               payments of principal; if any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming that it is not otherwise in default, the rate at which such Mortgage Loan accrues interest will increase to the sum of the original Mortgage Rate and a specified margin not less than 2 percent (2%); the Anticipated Repayment Date of any such Mortgage Loan is not less than 7 years from the date of origination; and after the Anticipated Repayment Date, the Loan Documents provide that excess cash flow after payment of expenses, including scheduled interest and capital expenditures approved by the lender, will be used to repay principal.

                      (47) Authorization in Jurisdiction. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

                      (48) No Negative Amortization; No Capital Contribution; No
               Financing for Incomplete Improvements. No Mortgage Loan, other than an ARD Loan (and then only after the Anticipated Repayment Date for such ARD Loan), provides for the negative amortization of interest. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the purpose of financing the construction of incomplete improvements on the related Mortgaged Property other than tenant improvements.

                      (49) No Fraud. Neither the Seller, the originator, nor any employee or agent of the Seller or the originator has participated in any fraud or intentional material misrepresentation with respect to the Mortgagor, the Mortgaged Property or any guarantor. To Seller's actual knowledge, no Mortgagor or guarantor is guilty of defrauding or making an intentional material misrepresentation to the Seller with respect to the origination of the Mortgage Loan, the Mortgagor or the Mortgaged Property.

                      (50) Grace Periods. The related Mortgage or Mortgage Note
               provides a grace period for delinquent Monthly Payments no longer than 10 days from the applicable Due Date other than as disclosed in the Mortgage Loan Schedule.

                      (51) Appraisals. The Mortgage File contains an appraisal
               of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal or a supplemental letter from the appraiser states that the appraisal satisfies the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended), all as in effect on the date the Mortgage Loan was originated.

                      (52) Mortgagor Concentration. Except as disclosed in the
               Prospectus Supplement, (a) no Mortgagor is the Mortgagor with respect to more than one Mortgage Loan and (b) to the Seller's knowledge, no group of Mortgage Loans with affiliated mortgagors have an aggregate principal balance equaling more than $101,000,000.

                      (53) Environmental Insurance Policies. If the Mortgaged
               Property securing any Mortgage Loan is covered by a secured creditor environmental insurance policy, then:

                             (a) the Seller:

                                    (i) has disclosed, or is aware that there
                             has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                                    (ii) has delivered or caused to be delivered
                             to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property,

                                    in each case with respect to (i) and (ii) to
                             the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy;

                             (b) all premiums for such insurance have been paid;

                             (c) has a term not less than 5 years beyond the
                      term of the Mortgage Loan (or 5 years beyond the Anticipated Repayment Date with respect to an ARD Loan) and is not cancelable during such term; and

                             (d) such insurance is in full force and effect.

                             If the Mortgage Loan is listed on Schedule IIA(53)
                      and the environmental insurance for such Mortgage Loan is not a secured creditor policy but was required to be obtained by the Mortgagor, then the holder of the Mortgage Loan is entitled to be an additional insured under such policy, all premiums have been paid, such insurance is in full force and effect, such policy may not be cancelled or amended without the consent of the Seller or its successors and assigns and, to the Seller's knowledge, the Mortgagor has made the disclosures and complied with the requirements of clauses (a) and (b) of this Paragraph
                      (53).

                      (54) Access. The Mortgaged Property is located on or
               adjacent to a public road, or has access to an irrevocable easement permitting ingress and egress.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS



                                REPRESENTATION 4
           No Holdbacks; Improvements Complete or Escrows Established.
           ----------------------------------------------------------


-------------------------------------- -----------------------------------------------------
449 Ledoux (3402856)                   Pursuant to the related Mortgage Loan documents,
                                       the related Borrower deposited Holdback Reserve
                                       Funds of $450,000 upon the closing of the related
                                       Mortgage Loan.  If the conditions for release of
                                       the Holdback Reserve Funds are not satisfied on or
                                       before the date that is 24 months after the closing
                                       date of the related Mortgage Loan, then the
                                       mortgagee is allowed under the related Mortgage
                                       Loan documents to apply Holdback Reserve Funds to
                                       the Debt in such amounts and in such manner as the
                                       mortgagee may elect in its sole discretion.

                                       The related Mortgage Loan closed on
                                       September 16, 2006.
-------------------------------------- -----------------------------------------------------





                                REPRESENTATION 6
                         Assignment of Leases and Rents.
                         -------------------------------

--------------------------------------------------------------------------------------------
To the extent that the related Mortgage Loan the related Borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.
--------------------------------------------------------------------------------------------





                                REPRESENTATION 12
            Condition of Property; No Condemnation; No Encroachments.
            --------------------------------------------------------

------------------------------------------- -----------------------------------------------------
Sunrise Marketplace (3402733)               The property condition report for the Mortgaged
                                            Property indicates that $4,000 worth of work should
                                            be completed to comply with the Americans with
                                            Disabilities Act. The related Loan Agreement lists
                                            such work as a required immediate repair, but does
                                            not reserve any funds to cover the payment of such
                                            expenses.
------------------------------------------- -----------------------------------------------------
EZ Storage Portfolio (3403489)              The survey for the Mortgaged Property commonly
                                            known as 23954 Kean Street, Dearborn, Michigan does
                                            not show any of the boundary lines of the Mortgaged
                                            Property. The survey for the Mortgaged Property
                                            commonly known as 102 Broadway, Lynnfield,
                                            Massachusetts shows the entire tract comprising the
                                            self-storage parcel and an excluded parcel and does
                                            not show the division lines between such parcels.
                                            The related Borrower has a post closing obligation
                                            to deliver surveys acceptable to the related
                                            Lender.
------------------------------------------- -----------------------------------------------------


                                REPRESENTATION 14
                                   Insurance.
                                   ----------

------------------------------------------- -----------------------------------------------------
Some of the related Mortgage Loan Documents provide that the loss of rents or income, as applicable, will be insured until completion of Restoration or the expiration of twelve (12) months, whichever first occurs.
------------------------------------------- -----------------------------------------------------
449 Ledoux (3402856)                        The related Mortgaged Property is located in the
Cal Mira Mesa (3401990)                     State of California, however seismic insurance
Impact Center (3402307)                     may not be maintained.
Makena Newport Retail Center (59766)
Media Towers - Taft Plaza (3403159)
Media Towers - Wilton Plaza (3403158)
Saunders Plaza (3401914)
------------------------------------------- -----------------------------------------------------
Kohl's-Lutz, FL (3400759)                   The related Mortgaged Property is located in the
                                            State of Florida, however windstorm insurance may
                                            not be maintained.
------------------------------------------- -----------------------------------------------------
EZ Storage Portfolio - Marsh Lane, TX       The related Mortgaged Property is located in Texas,
(3403489)                                   Louisiana, Mississippi, Alabama, Georgia, North
                                            Carolina or South Carolina, however
                                            windstorm insurance may not be
                                            maintained.
------------------------------------------- -----------------------------------------------------
Tire Centers - Statesville, NC (3402318)    The insurance requirements in the related Mortgage
                                            Loan documents are deemed to be satisfied if the
                                            tenant known as Tire Centers, LLC maintains the
                                            insurance required under the related Lease.
                                            The insurance required by the related Lease does
                                            not:
                                            1. require any terrorism insurance (or require that
                                            the insurance not exclude acts of terrorism),
                                            2. require any business interruption or rent loss
                                            insurance, or
                                            3. require the flood insurance to meet the federal
                                            maximums.
------------------------------------------- -----------------------------------------------------
Registry at Windsor Park (3403071)          The Mortgaged Property is covered by all risk
                                            insurance in an amount at least equal to 98% of the
                                            replacement cost of the improvements located on the
                                            related Mortgaged Property.
------------------------------------------- -----------------------------------------------------
6000 Metro Drive (3403190)                  Walgreens insures or self-insures under its lease.
Walgreen's at Howell (3401377)
------------------------------------------- -----------------------------------------------------
Merced Marketplace (3402501)                The related Mortgage Loan documents require a
                                            claims paying ability rating of not less than "BBB"
                                            by S&P and "Baa2" by Moody's  and/or a general
                                            policy rating of "A" or better and a financial
                                            class of VIII or better by A.M. Best Company, Inc.
                                            The related Mortgage Loan Agreement does not
                                            require any terrorism insurance (or require that
                                            the insurance not exclude acts of terrorism).
------------------------------------------- -----------------------------------------------------
Ocean Park Apartments (3403055)             The Lender acknowledged that the Policies in place
                                            as of the related Mortgage Loan closing date of
                                            September 13, 2006, which expire in December, 2006,
                                            do not comply with the insurance requirements set
                                            forth in the related Loan Agreement, however, the
                                            related Borrower agrees that all renewal Policies
                                            will comply with the express requirements for the
                                            Policies as set forth the related Loan Agreement.
------------------------------------------- -----------------------------------------------------
Riverchase Mall (3403433)                   Except for flood insurance provided by the federal
                                            government, the related Borrower will maintain the
                                            required insurance coverage pursuant to policies
                                            issued by either (A) one or more financially sound
                                            and responsible insurance companies authorized to
                                            do business in the state in which the related
                                            Mortgaged Property is located and having claims
                                            paying ability rating of "A-" or better by S&P or
                                            (B) a syndicate of insurers through which (1) at
                                            least fifty percent (50%) (or sixty percent (60%)
                                            if such syndicate has four or fewer members) of
                                            claims coverage will be with (y) one or more
                                            carriers having a claims-paying-ability rating of
                                            "A-" or better by S&P or "A-IX" or better by A.M.
                                            Best, or (z) Factory Mutual Insurance Company,
                                            provided that such insurer maintains or claims
                                            paying ability of not less than "A-" from Fitch,
                                            and (2) the remaining members of such syndicate
                                            having a rating of "BBB" by S&P or "B+" or better
                                            by A.M. Best.

                                            Except as set forth above, the related Borrower
                                            will maintain the required insurance coverage with
                                            a carriers maintaining a rating by S&P of "BBB" or
                                            better.

                                            If the related Borrower's insurers or reinsurance
                                            carriers fail to provide or maintain the ratings
                                            set forth above, the related Borrower may satisfy
                                            the applicable ratings requirement by providing to
                                            the related mortgagee a "cut-through" endorsement
                                            in form and substance approved by the related
                                            mortgagee issued by an insurer satisfactory to the
                                            related mortgagee or by such other credit
                                            enhancement or guaranty by such other Person, in
                                            each event satisfactory to the related mortgagee
                                            and the rating agencies.
------------------------------------------- -----------------------------------------------------
777 Tower (58850)                           The insurance policies are required to be issued by
                                            insurance companies having a claims paying ability
                                            rating of "AA-" or better by at least two Rating
                                            Agencies, one of which must be S&P or such other
                                            Rating Agencies approved by Mortgagee, provided,
                                            however, that if the related Borrower elects to
                                            have its insurance coverage provided by a syndicate
                                            of insurers, then (i) if such syndicate consists of
                                            5 or more members, (A) at least 60% of the
                                            insurance coverage (and 100% of the primary layer
                                            of such coverage) is required to be provided by
                                            insurance companies having a claims paying ability
                                            rating of not less than "A" by at least two Rating
                                            Agencies, one of which must be S&P, and (B) of the
                                            remaining 40% of the coverage, (I) 30% (of the
                                            total syndicate) is required to be provided by
                                            insurance companies having a claims paying ability
                                            rating of "BBB-" or better by at least two Rating
                                            Agencies, one of which must be S&P, and (II) the
                                            remaining 10% (of the total syndicate) is required
                                            to be provided by insurance carriers having a
                                            general policy rating of "A-" or better and a
                                            financial class of "VII" or better by A.M. Best
                                            Company, Inc., or (ii) if such syndicate consists
                                            of four or fewer members, (A) at least 75% of the
                                            insurance coverage (and 100% of the first layer of
                                            such coverage) is required to be provided by
                                            insurance companies having a claim paying ability
                                            rating of "AA" or better by at least two Rating
                                            Agencies, one of which must be S&P, and (B) of the
                                            remaining 25% of the coverage, (I) 15% (of the
                                            total syndicate) is required to be provided by
                                            insurance companies having a claims paying ability
                                            rating of "BBB-" or better by at least two Rating
                                            Agencies, one of which must be S&P, and (II) the
                                            remaining 10% (of the total syndicate) is required
                                            to be provided by insurance carriers having a
                                            general policy rating of "A-" or better and a
                                            financial class of "VII" or better by A.M. Best
                                            Company, Inc.
------------------------------------------- -----------------------------------------------------
Riverstone at Owings Mills (3403099)        The insurer for the required coverages has a claims
                                            paying ability rating from Standard & Poor's,
                                            Moody's or Fitch of less than A minus (or the
                                            equivalent), or from A.M. Best of less than "A:V"
                                            (or the equivalent).
------------------------------------------- -----------------------------------------------------
The Empire Mall (3219700)                   In the event the insurance policies are obtained
                                            from a syndicate of five (5) or more insurers, not
                                            less than 60% of such insurers may have a claims
                                            paying ability rating of "A" by the rating agencies
                                            if (i) the primary layer of coverage is obtained
                                            from insurers having a claims paying ability rating
                                            of "A" or better by the rating agencies and (ii)
                                            the balance of the companies providing such
                                            insurance have a claims paying ability of "BBB" or
                                            better by the rating agencies.
------------------------------------------- -----------------------------------------------------
EZ Storage Portfolio (3403489)              In no event will the related Borrower be required
                                            to purchase terrorism insurance coverage if the
                                            same is considered not "commercially available",
                                            meaning if (A) it is not obtainable or is
                                            obtainable only at excessive costs, (B) it is not
                                            being carried by or applicable to properties or
                                            operations similar to and in the same geographic
                                            area as the Property because of such excessive
                                            costs, and (C) the material provisions of The
                                            Terrorism Risk Act of 2002 (Pub. L. 107-297, 116
                                            Stat. 232 (2002) are no longer in effect. The
                                            annual costs of insurance providing coverage
                                            against loss arising from the perils of terrorist
                                            acts will be deemed "excessive" to the extent such
                                            annual costs are in excess of one hundred and fifty
                                            percent (150%) of the cost of the all-risk premium
                                            for property insurance required hereunder. In the
                                            event some or all of the costs of maintaining
                                            coverage against loss arising from terrorist acts
                                            are deemed to be excessive, the related Borrower
                                            shall maintain such coverage as may be obtained by
                                            the expenditure of amounts not determined to be
                                            excessive.
------------------------------------------- -----------------------------------------------------





                                REPRESENTATION 19
                            Environmental Conditions.
                            -------------------------


------------------------------------------- -----------------------------------------------------
EZ Storage Portfolio (3403489)              Approximately eight of the EZ Storage Portfolio
                                            Mortgaged Properties are currently or are expected
                                            to be subject to environmental operation and
                                            maintenance programs. Three additional EZ Storage
                                            Portfolio Mortgaged Properties are subject to,
                                            among other things, additional environmental
                                            testing, on-going environmental clean-up and
                                            related obligations to obtain no further action
                                            determinations by the applicable governmental
                                            authority. In addition to the environmental reserve
                                            to address these obligations the lender required an
                                            environmental insurance policy with an aggregate
                                            coverage limit of $15,000,000.
------------------------------------------- -----------------------------------------------------




                                REPRESENTATION 22
   Whole Loan; Interest Only; No Equity Participation or Contingent Interest.
    -------------------------------------------------------------------------

------------------------------------------- -----------------------------------------------------
Riverchase Mall (3403433)                   The related Mortgage Loan is interest-only through
                                            the Optional Prepayment Date.
------------------------------------------- -----------------------------------------------------
EZ Storage Portfolio (3403489)
Media Towers - Taft Plaza (3403159)
Media Towers - Wilton Plaza (3403158)
Registry at Windsor Park (3403071)
Ocean Park Apartments (3403055)
1700 Twinbrook Office Center (3402794)
3443 Esplanade Avenue (3402538)
Central Park Corporate Center (3402145)
The Empire Mall (3219700)
University Commons - Athens (3402276)
University Commons - Baton Rouge
(3402275)
University Commons - Columbia (3402271)
University Commons - East Lansing
(3402270)                                   The related Mortgage Loan is interest-only.
University Commons - Oxford (3402283)
University Commons - Starkville
(3402282)
University Commons - Tuscaloosa
(3402273)
Morningside Courts (3402176)
Sunrise Marketplace (3402733)
Townview Station (3403161)
777 Tower (58850)
Riverstone at Owings Mills (3403099)
LNR Warner Center I, II, & III
(3403673)
Arapahoe Ridge(3402985)
------------------------------------------- -----------------------------------------------------
1212 Putnam Ave. (3402894)                  The related Mortgage Loan is interest-only for 7
                                            years.
------------------------------------------- -----------------------------------------------------
Merced Market Place (3402501)               The related Mortgage Loan is interest only for 6
                                            years and 6 months.
------------------------------------------- -----------------------------------------------------
Castle Pines Marketplace (3401956)          The related Mortgage Loan is interest-only for 6 years.
Drake Crossings Retail Center (3402520)
------------------------------------------- -----------------------------------------------------
Kohl's-Lutz, FL (3400759)
St. Andrews Apartments (3402356)
Craig Marketplace (3403379)
Craig Marketplace Pads (3403383)            The related Mortgage Loan is interest-only for 5 years.
Makena Newport Retail Center (59766)
Cal Mira Mesa   (3401990)
Big Y - South Hadley (3402816)
------------------------------------------- -----------------------------------------------------
The Village at Wildcreek Apts (3402895)     The related Mortgage Loan is interest-only for 4
                                            years.
------------------------------------------- -----------------------------------------------------
Courtyard Apartments (3402144)
Tallahassee Storage (3402860)
449 Ledoux (3402856)
Enclave at Mary's Creek Apartments          The related Mortgage Loan is interest-only for 3
(3402404)                                   years.
Bella Sonoma Apartments (3402053)
Brookside Manor (34022126)
First Park Ten (3402121)
------------------------------------------- -----------------------------------------------------

Walgreen's at Howell (3401377)              The related Mortgage Loan is interest-only for 2
Cambridge Office Portfolio - 185            years.
Alewife Brook Parkway (3403059)
------------------------------------------- -----------------------------------------------------
Saunders Plaza (3401914)                    The related Mortgage Loan is interest-only for 18
                                            months.

------------------------------------------- -----------------------------------------------------
Gallery I (3402125)                         The related Mortgage Loan is interest-only for 1
                                            year.
------------------------------------------- -----------------------------------------------------





                                REPRESENTATION 26
                         Releases of Mortgaged Property.
                         -------------------------------

------------------------------------------- -----------------------------------------------------
Riverchase Mall (3403433)                   The related borrower may, prior to the anticipated
                                            repayment date, obtain the release of a related
                                            parcel of Mortgaged Property, subject to the
                                            satisfaction of certain conditions, including, but
                                            not limited to: (i) no event of default has
                                            occurred which is continuing; (ii) such release
                                            parcel is not necessary for the operation or use of
                                            the Mortgaged Property and may be readily separated
                                            from the Mortgaged Property without a material
                                            diminution in value; (iii) the release parcel has
                                            been legally split or subdivided from the remainder
                                            of the Mortgaged Property, constitutes a separate
                                            tax lot and is not necessary for the Mortgaged
                                            Property to comply with any zoning, building, land
                                            use or parking or other legal requirements; (iv)
                                            ingress to and egress from all portions of the
                                            Mortgaged Property remaining after the release must
                                            be over physically open and fully dedicated public
                                            roads or easements; and (v) the Release Parcel
                                            shall be non-income producing and either; (a)
                                            vacant and unimproved (or improved only by surface
                                            parking areas, utilities or landscaping) or (b)
                                            improved, subject to the mortgagee's express prior
                                            written consent (which may be conditioned upon,
                                            among other things, delivery of an opinion
                                            confirming the REMIC status of the trust that holds
                                            the Mortgage Loan).

                                            In addition, prior to the anticipated repayment
                                            date, the substitution of another parcel in
                                            conjunction with such a release is permitted
                                            subject to the satisfaction of certain conditions,
                                            including, but not limited to: (i) the satisfaction
                                            of the conditions required for a release with
                                            respect to the released parcel; (ii) the borrower
                                            delivers to the mortgagee a metes and bounds
                                            description of the substitute parcel and a survey
                                            of the Mortgaged Property including the substitute
                                            parcel; (iii) the substitute parcel will not
                                            adversely affect the operation or use of the
                                            Mortgaged Property for its then current use and
                                            that the substitute parcel is of reasonably
                                            equivalent value to the release parcel; and (iv) in
                                            the event that the substitute parcel is improved, a
                                            physical conditions report with respect to the
                                            substitute parcel (which report may require
                                            additional conditions relating to statements
                                            regarding the state or repair of the substitute
                                            parcel and plans for demolition and/or plans and
                                            covenants with respect to repairs to the substitute
                                            parcel).
------------------------------------------- -----------------------------------------------------
LNR Warner Center I, II, &                  The related borrower may obtain the release of one
 III (3403673)                              or more, but not all, of the individual properties
                                            comprising the Mortgaged Property by prepaying the
                                            related portion of the Mortgage Loan, subject to
                                            the satisfaction of certain conditions, including,
                                            but not limited to: (i) no event of default exists;
                                            (ii) receipt by the mortgagee of at least 30 days
                                            prior written notice; (iii) prepayment by the
                                            borrower as follows: (A) with respect to the first
                                            $43,500,000 of the Mortgage Loan so prepaid, 100%
                                            of the allocated loan amount for the related
                                            individual property or properties being released,
                                            (B) with respect to the second $43,500,000 of the
                                            Mortgage Loan so prepaid, 105% of the allocated
                                            loan amount for the individual property or
                                            properties being released, and (C) with respect to
                                            any additional portion of the Mortgage Loan so
                                            prepaid, 110% of the allocated loan amount for the
                                            individual property or properties being released;
                                            (iv) payment by the borrower to the mortgagee of a
                                            prepayment premium calculated in accordance with
                                            the formula set forth in related loan agreement;
                                            and (v) reimbursement of all of the mortgagee's
                                            reasonable out-of-pocket costs and expenses
                                            incurred in connection with the release of such
                                            individual properties.

------------------------------------------- -----------------------------------------------------
Kohl's-Lutz, FL                             The related borrower may obtain the release of
(3400759)                                   certain out-parcels of the Mortgaged Property,
                                            subject to the satisfaction of certain conditions,
                                            including, but not limited to: (i) no event of
                                            default exists; (ii) the Mortgage Property,
                                            exclusive of must out-parcel or out-parcels,
                                            remains in full compliance with all laws,
                                            ordinances, regulations and legal requirements and
                                            with the terms of all leases, agreements and
                                            restrictions on the Mortgage Property after
                                            conveyance of such out-parcel or out-parcels; (iii)
                                            such release must not result in a decrease in the
                                            income of the borrower in the Mortgaged Property;
                                            (iv) the loan-to-value ratio of the Mortgaged
                                            Property following such release does not exceed the
                                            lesser of (a) the loan-to-value ratio of the
                                            Mortgaged Property immediately prior to such
                                            release or (b) 67.33%; (v) the proposed use to
                                            which the out-parcel will be put subsequent to such
                                            release must be consistent with the use to which
                                            out-parcels are generally put in other similarly
                                            situated retail shopping center developments; and
                                            (vi) the Mortgaged Property and any released
                                            out-parcel shall be separate and distinct tax lots.
------------------------------------------- -----------------------------------------------------
EZ Storage Portfolio                        The release price for an individual Mortgaged
(3403489)                                   Property is 110% of  the related allocated loan
                                            amount of such Mortgaged Property.
------------------------------------------- -----------------------------------------------------





                                REPRESENTATION 27
                                   Defeasance.
                                   -----------

-------------------------------------------------------------------------------------------------

With respect to certain of the related Mortgage Loans, the substitute collateral constituting
"government securities" is required to be in an amount sufficient to make all scheduled payments through the end of the prepayment lockout period rather than through the maturity date of the related Mortgage Loan.
-------------------------------------------------------------------------------------------------
Riverchase Mall (3403433)                   In connection with the defeasance of the related
                                            Mortgage Loan, the related Borrower is not required
                                            to deliver an opinion that the release of the lien
                                            of the Mortgage and the pledge of Defeasance
                                            Collateral will not directly or indirectly result
                                            in or cause any "real estate mortgage investment
                                            conduit" within the meaning of Section 860D of the
                                            Internal Revenue Code that holds the Note (a "REMIC
                                            Trust") to fail to maintain its status as a REMIC
                                            Trust.
------------------------------------------- -----------------------------------------------------





                                REPRESENTATION 28
           Local Law Compliance; Non-Conforming Uses or Improvements..
           -----------------------------------------------------------

------------------------------------------- -----------------------------------------------------
EZ Storage Portfolio (3403489)              Borrower is required to resolve all outstanding
                                            permits and zoning violations at the individual
                                            Mortgaged Property commonly known as 3601 Hiawatha
                                            Avenue, Minneapolis, MN, to the satisfaction of
                                            Lender in its reasonable discretion on or before
                                            the date which is sixty (60) days after the closing
                                            date of the Loan.

                                            On or before the date which is sixty (60) days
                                            after the closing date of the Loan, Borrower is
                                            required to stripe or cause to be striped the
                                            number of parking spaces set forth below to cause
                                            each such Individual Property to be classified as
                                            "legal conforming" or "legal nonconforming," as
                                            applicable, under the zoning laws of the applicable
                                            jurisdiction:

                                            (a) 20055 Cornillie Drive, Roseville, MI - eight
                                            (8) striped parking spaces;

                                            (b) 24500 Sinacola Court, Farmington Hills, MI -
                                            five (5) striped parking spaces;

                                            (c) 129 Rangeway Road, Billerica, MA - one (1)
                                            striped handicapped parking space;

                                            (d) 125 Recreation Park Drive, Hingham, MA - four
                                            (4) striped parking spaces;

                                            (e) 9154 University Avenue NW, Coon Rapids, MN -
                                            four (4) striped parking spaces;

                                            (f) 20945 Link Road, Southfield, MI - fifty-one
                                            (51) double-striped parking spaces;

                                            (g) 3238 North Hwy 61, Vadnais Heights, MN - two
                                            (2) striped parking spaces; and

                                            (h) 4721 Madison Road, Cincinnati, OH - four (4)
                                            striped parking spaces.

                                            November 17, 2006 is the closing date for the
                                            related Mortgage Loan.
------------------------------------------- -----------------------------------------------------





                                REPRESENTATION 30
                             Single-Purpose Entity.
                             ----------------------

-------------------------------------------------------------------------------------------------
The mortgage mortgagee typically does not require that a the related Borrower have an outside independent director or member in connection with the related
Mortgage Loans with an original principal balance of less than $30,000,000.
-------------------------------------------------------------------------------------------------
The Village at Wildcreek Apts               The original principal balance of the related
(3402895)                                   Mortgage  Loan is in excess of $20,000,000, however
Merced Marketplace (3402501)                the Mortgage  File does not contain a counsel's
3443 Esplanade Avenue (3402538)             opinion regarding non-consolidation of the related
                                            mortgagor.
------------------------------------------- -----------------------------------------------------
3443 Esplanade Avenue (3402538)             The original principal balance of the related
Riverstone at Owings Mills (3403099)        Mortgage Loan is in excess of $30,000,000,
                                            however the related Mortgage Loan Documents do not
                                            require that the related Borrower have an outside
                                            independent director or member.

------------------------------------------- -----------------------------------------------------
Riverstone at Owings Mills (3403099)        The related Mortgaged Property is owned by the
1700 Twinbrook Office Center                owner of the related Borrower and such related
(3402794)                                   Borrower executed the related Mortgage Note and
6000 Metro Drive (3403190)                  related Mortgage Loan Agreement. The related
                                            Mortgage Loan is secured by an Indemnity Guaranty
                                            and an Indemnity Deed of Trust, Assignment of
                                            Leases and Rents, Security Agreement and Fixture
                                            Filing, which documents have been executed by the
                                            owner of the related Borrower. This structure is
                                            known as an Indemnity Deed of Trust, which is
                                            specific to the State of Maryland.
------------------------------------------- -----------------------------------------------------






                                REPRESENTATION 35
                   Other Collateral; Cross-Collateralization.
                   ------------------------------------------

------------------------------------------- -----------------------------------------------------
EZ Storage Portfolio (3403489)              The related Mortgage Note is part of a pari passu
                                            split loan structure and is secured by collateral
                                            that secures a Mortgage Loan that is not included
                                            in the Trust Fund.
------------------------------------------- -----------------------------------------------------




                                REPRESENTATION 41
                            Non-Recourse Exceptions.
                            ------------------------

------------------------------------------- -----------------------------------------------------
Hillside Plaza (3402354)                    The related Borrower Principal is an entity.
University Commons - Athens (3402276)
University Commons - Baton Rouge
(3402275)
University Commons - Columbia (3402271)
University Commons - East Lansing
(3402270)
University Commons - Oxford (3402283)
University Commons - Starkville
(3402282)
University Commons - Tuscaloosa
(3402273)
Arapahoe Ridge (3402985)
777 Tower (58850)
Canton Center at Cherry Hill (3401658)
Castle Pines Marketplace (3401956)
Merced Marketplace (3402501)
Drake Crossings Retail Center (3402520)
3443 Esplanade Avenue (3402538)
Media Towers - Taft
Plaza (3403159)
Media Towers - Wilton Plaza (3403158)
1700 Twinbrook Office
Center (3402794)
Cal Mira Mesa (3401990)
------------------------------------------- -----------------------------------------------------
The Empire Mall (3219700)                   There is no Borrower Principal in connection with the
Sunrise Marketplace (3402733)               related Mortgage Loan.
Riverchase Mall (3403433)
LNR Warner Center I, II, & III
(3403673)
Riverstone at Owings Mills (3403099)
Central Park Corporate Center (3402145)
------------------------------------------- -----------------------------------------------------





                                REPRESENTATION 43
                              Financial Statements.
                              ---------------------

-------------------------------------------------------------------------------------------------
Some of the related Mortgage Loan documents provide that annual financial statements will be audited by an independent certified public accountant upon the request of the holder of the related Mortgage Loan only following the occurrence of an event of default under such The related Mortgage Loan documents or only if financial statements are not delivered in a timely fashion.
-------------------------------------------------------------------------------------------------
The Empire Mall (3219700)                   The related Mortgage Loan has an original principal
3443 Esplanade Avenue (3402538              balance greater than $20,000,000;
Riverchase Mall (3403433)                   however, financial statements are not required to be
Riverstone at Owings Mills (3403099)        audited by an ndependent certified public accountant.
LNR Warner Center I, II, & III
(3403673)

------------------------------------------- -----------------------------------------------------
Tire Centers - Statesville, NC              The related Mortgage Loan has an original principal
(3402318)                                   balance of greater than $3,000,000; however, the
1212 Putnam Ave. (3402894)                  related Borrower is required to provided semi-annual,
                                            not quarterly operating statements.
------------------------------------------- -----------------------------------------------------





                                REPRESENTATION 44
                            Fee/Leasehold Properties.
                            -------------------------

------------------------------------------- -----------------------------------------------------
Empire Mall (3219700)                       The Mortgaged Property consists of 8 parcels of
                                            land, of which 6 make up the shopping center and
                                            are owned in fee by the related Borrower. The
                                            related Borrower is the lessee of the other 2
                                            parcels of land, which parcels are adjacent to the
                                            shopping center.

                                            Any leasehold mortgage is required to, at all
                                            times, be subordinate and junior to the rights and
                                            ownership of Lessor in the Mortgaged Property.

                                            The related Lease is freely assignable at any time
                                            after the opening of the first department store in
                                            the shopping center adjacent the Premises,
                                            providing that at such time there is likewise
                                            transfer of Lessee's interest in the shopping
                                            center to the assignee of the Lease.

                                            The related Lease does not specifically state that
                                            a notice of termination given under the Ground
                                            Lease is not effective against such mortgagee if a
                                            copy has not been delivered to such mortgagee in
                                            the manner described in such Ground Lease. The
                                            Lessee will not terminate the Ground Lease without
                                            the consent of the mortgagee.

                                            The related Lease expires September, 2013 and
                                            Lessee has two (2) options to extend the Lease for
                                            ten (10) years each. Mortgagee has the right to
                                            exercise such extension options.
------------------------------------------- -----------------------------------------------------





                                REPRESENTATION 45
                              Fee Simple Interest.
                              --------------------

------------------------------------------- -----------------------------------------------------
Riverstone at Owings Mills (3403099)        The related Mortgaged Property is owned by the
1700 Twinbrook Office Center                owner of the related Borrower and such the related
(3402794)                                   Borrower executed the related Mortgage Note and
6000 Metro Drive (3403190)                  related Mortgage Loan Agreement. The related
                                            Mortgage Loan is secured by an Indemnity Guaranty
                                            and an Indemnity Deed of Trust, Assignment of
                                            Leases and Rents, Security Agreement and Fixture
                                            Filing, which documents have been executed by the
                                            owner of the related Borrower. This structure is
                                            known as an Indemnity Deed of Trust, which is
                                            specific to the State of Maryland.
------------------------------------------- -----------------------------------------------------

                           BACM 2006-6 SECURITIZATION
                           --------------------------

                                  SCHEDULE IIA
                                  ------------

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS
                   ------------------------------------------

Schedule IIA (4) No Holdbacks; Improvements Complete or Escrows Established
---------------------------------------------------------------------------

        With respect to the Suburban Extended Stay-Austin Mortgage Loan (Loan No. 19656), the repair or replacement of the retaining wall on the southern portion of the Mortgaged Property was not completed within 60 days after the closing of the Mortgage Loan as required by the Loan Documents.

Schedule IIA (6) Assignment of Leases and Rents
-----------------------------------------------

        To the extent that the related Mortgagor leases all or part of the Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such Mortgaged Property, such master lessee owns an interest in any payments due under such leases.

Schedule IIA (14) Insurance
---------------------------

        With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the mortgagee may require, and thus permits the mortgagee to require the maintenance of the insurance described in this section.

        With respect to the MarQueen Hotel Mortgage Loan (Loan No. 19318), the Mortgaged Property is located in Washington and has a PML of 28%. The Mortgagor and guarantors, in lieu of obtaining earthquake insurance, have executed personal guaranties to cover any losses suffered by the mortgagee from earthquake damage.

        With respect to the Walgreens Anoka Mortgage Loan (Loan No. 19433), the tenant (Walgreens Co.) self-insures against damage to, and maintains general liability insurance covering, the Mortgaged Property.

Schedule IIA (17) Additional Collateral
---------------------------------------

        The Loan Documents with respect to the Comfort Suites Southpark Mortgage Loan (Loan No. 19135) permit the Mortgagor, at any time more than twelve months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the Louise Plaza Retail Mortgage Loan (Loan No. 18587) permit the Mortgagor, at any time more than twenty-four months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property or a membership interest in the entities comprising the Mortgagor provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the Zachary Park Apartment Mortgage Loan (Loan No. 19391) permit the Mortgagor, at any time more than twelve months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the JCC-One Mortgage Loan (Loan No. 17437) permit the Mortgagor, at any time more than twenty-four months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its reasonable discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the Kensington Park Mortgage Loan (Loan No. 20216) permit the Mortgagor, at any time more than thirty-six months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

        The Loan Documents with respect to the Staples Akron Mortgage Loan (Loan No. 20608) permit the Mortgagor, at any time more than forty-eight months after the securitization of such Mortgage Loan, to incur subordinate debt secured by the Mortgaged Property provided that the mortgagee has approved such subordinate debt in its discretion and the Mortgagor has satisfied certain financial criteria and other requirements.

Schedule IIA (19) Environmental Conditions
------------------------------------------

        With respect to the Days Inn-Jacksonville Mortgage Loan (Loan No. 18942), due to soil contamination confined to an identified area, the Mortgagor applied for and was approved for the Petroleum Cleanup Participation Program ("PCPP"). Pursuant to an agreement dated on or about December 15, 2005, PCPP agreed to fund up to $300,000 of clean-up costs related to the remediation of soil contamination. Any additional costs of such remediation are the responsibility of the Mortgagor. That agreement may be assigned, but at the time of the assignment there will be "an ability to pay determination" of the assignee. So if the agreement is assigned to the mortgagee, it is unlikely the state would continue to pay all costs associated with the clean-up. However, the environmental consultant concluded that the remediation costs were unlikely to exceed $150,000, and the mortgagee required a letter of credit for $150,000 to cover those estimated costs.

        With respect to the Carman Plaza Mortgage Loan (Loan No. 17166), a Phase II environmental site assessment conducted in May 2006 identified PERC concentrations above the levels of the New York State Department of Environmental Conservation's water quality standard and indicated that additional investigation was required. A Phase III environmental site assessment concluded that there was a limited release of PERC confined to the western portion of the Mortgaged Property and indicated, among other things, that a quarterly groundwater and vapor intrusion monitoring program should be instituted. The Loan Documents permit the mortgagee, in its discretion, to require the installation of a soil vapor extracting system to remediate the effects of the contamination. An environmental reserve of $126,000 (131%) was established at the closing of the Mortgage Loan, which reserve will be disbursed upon the satisfaction of certain conditions, including the mortgagee's receipt of a "no further action" letter.

        The Mortgaged Property securing the Courtyard Marriott-Richland Mortgage Loan (Loan No. 19446) is part of the Hanford Site where plutonium and other weapons material was produced until the 1990s. Currently the Hanford Site is the world's largest environmental cleanup, a product of the Hanford Federal Agreement and Consent Order entered into by the U.S. Federal Government, the Department of Ecology and the State of Washington. Accordingly, the U.S. Federal Government is responsible for environmental remediation, and neither the Mortgagor nor the Mortgaged Property are subject to any liability for environmental remediation.

        With respect to the MarQueen Hotel Mortgage Loan (Loan No. 19318), soil and groundwater contamination was identified at the Mortgaged Property. The Washington Department of Ecology (the "WDOE") Clean Up Program has identified Unocal Oil as the generator. Unocal Oil (which merged with Chevron Environmental Management Company) applied to the Voluntary Clean Up Program, but no remediation methods or action have been approved by the WDOE. Unocal (Chevron) executed an Environmental Remediation and Indemnification Agreement (the "ERI Agreement") that runs for 20 years from June 13, 2000 and under which Unocal (Chevron) agreed to indemnify and hold the Mortgagor harmless for any investigation, action or remediation in connection with the Mortgaged Property. The ERI Agreement provides that a financial institution with a security interest in the Mortgaged Property is a third-party beneficiary to the Agreement.

Schedule IIA (21) Bankruptcy
----------------------------

        To the extent the related Mortgagor leases all or part of the Mortgaged Property to tenants, the Seller makes no representation regarding the bankruptcy or insolvency of any tenant at the Mortgaged Property.

Schedule IIA (22) Whole Loan; Interest Only; No Equity Participation or
-----------------------------------------------------------------------
Contingent Interest
-------------------

        Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first two years of such Mortgage Loan's term:

               Loan No.             Mortgage Loan
               --------             -------------
               20640                Florence Properties
               19443                Plaza del Sol
               19433                Walgreens Anoka
               18967                Park Plaza Self Storage

        Each of the following Mortgage Loans provides for interest-only payments without principal amortization for the first three years of such Mortgage Loan's term:

               Loan No.             Mortgage Loan
               --------             -------------
               19866                Wyoga Towers
               18587                Louise Plaza Retail
               19668                Blossom Village
               18259                Forum Shopping Center
               20216                Kensington Park
               18721                Dennis Mini Storage

Schedule IIA (23) Transfers and Subordinate Debt
------------------------------------------------

        With respect to the Kensington Park Mortgage Loan (Loan No. 20216), there is existing secured subordinate debt in the amount of $500,000.

        With respect to the Staples Akron Mortgage Loan (Loan No. 20608), the Mortgagor consists of two limited liability companies (the "TIC Borrowers") that own the Mortgaged Property as tenants-in-common. The related Loan Documents require that the TIC Borrowers consolidate into a single entity and satisfy certain related conditions set forth in the Loan Documents.

        With respect to the Dennis Mini Storage Mortgage Loan (Loan No. 18721), the Mortgagor consists of two limited liability companies that own the Mortgaged Property as tenants-in-common.

        With respect to the Morris Olympia Properties Mortgage Loan (Loan No. 20002), the Mortgagor consists of two limited liability companies that own the Mortgaged Property as tenants-in-common.

Schedule IIA (24) Waivers and Modification
------------------------------------------

        With respect to the Carman Plaza Mortgage Loan (Loan No. 17166), the Loan Documents were amended pursuant to that certain side letter dated November 1, 2006, which extended the deadline for the Mortgagor to convert a reserve to an irrevocable letter of credit to November 30, 2006.

        With respect to the Redwood Road Retail Mortgage Loan (Loan No. 20285), the Loan Documents were amended pursuant to that certain side letter dated November 1, 2006, which extended the deadline for the Mortgagor to convert a reserve to an irrevocable letter of credit to December 5, 2006.

Schedule IIA (26) Releases of Mortgaged Property
------------------------------------------------

        With respect to the Millstone Plaza Apartments Mortgage Loan (Loan No. 19210), the related Mortgagor, in accordance with the Loan Documents, granted a utility easement over a portion of the Mortgaged Property.

Schedule IIA (30) Single-Purpose Entity
---------------------------------------

        With respect to the Marketplace College Avenue Mortgage Loan (Loan No. 19449), the Mortgagor does not have, and the Mortgagor's organizational documents do not require, an outside independent member.

Schedule IIA (31) No Advances
-----------------------------

        With respect to The Shoppes of Citrus Terrace Mortgage Loan (Loan No. 19725), an additional loan amount of $1,874,000 was funded by the mortgagee after the origination of the Mortgage Loan upon the Mortgagor's satisfaction of certain conditions within a specified time period as set forth in the related Loan Documents.

        With respect to the Dennis Mini Storage Mortgage Loan (Loan No. 18721), an additional loan amount of $170,000 was funded by the mortgagee after the origination of the Mortgage Loan upon the Mortgagor's satisfaction of certain conditions within a specified time period as set forth in the related Loan Documents.

Schedule IIA (32) Litigation or Other Proceedings
-------------------------------------------------

        With respect to the Hampton Inn-Wilson Mortgage Loan (Loan No. 18887), Rajendra Patel, a guarantor, is subject to pending litigation pursuant to which a former partner has sued for recovery of a portion of a $600,000 net profit from the sale of a hotel property. The $600,000 net profit has been interplead with the Clerk of the Superior Court of Lenior County, North Carolina, in connection with the litigation.

Schedule IIA (37) Escrow Deposits
---------------------------------

        It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Schedule IIA (38) Licenses and Permits
--------------------------------------

        With respect to the Hampton Inn-Wilson Mortgage Loan (Loan No. 18887), the Mortgagor is not in possession of a Tri-Party Agreement because the Mortgagor has not obtained a satisfactory Quality Assurance Evaluation Report from Promus Hotels, Inc.

Schedule IIA (41) Non-Recourse Exceptions
-----------------------------------------

        Each of the following Mortgage Loans has a non-recourse carve-out for "fraud or intentional misrepresentation" rather than "fraud or material misrepresentation":

               Loan No.             Mortgage Loan
               --------             -------------
               19866                Wyoga Towers
               19318                MarQueen Hotel
               19391                Zachary Park Apartments
               19668                Blossom Village
               18031                North Star Home Center
               20640                Florence Properties
               18259                Forum Shopping Center
               17437                JCC-One
               19725                The Shoppes of Citrus Terrace
               19656                Suburban Extend Stay-Austin
               19443                Plaza del Sol
               19629                National Storage Center-HICO Village
               18138                Keymac Building
               18408                Warm Springs & Eastern Retail Center
               18721                Dennis Mini Storage
               19449                Marketplace College Avenue
               20154                Harborview East Apartments
               20002                Morris Olympia Properties

        With respect to the Wyoga Towers Mortgage Loan (Loan No. 19866), the Mortgagor is required to indemnify the mortgagee in connection with construction of new improvements on the Mortgaged Property.

        With respect to the MarQueen Hotel Mortgage Loan (Loan No. 19318), the Mortgaged Property is located in Washington and has a PML of 28%. The Mortgagor and the guarantors, in lieu of obtaining earthquake insurance, have executed personal guaranties to cover any losses suffered by the mortgagee from earthquake damage.

        With respect to the Hampton Inn-Wilson Mortgage Loan (Loan No. 18887), pursuant to the related Loan Documents, the Mortgagor and guarantors remain personally liable until the Mortgagor obtains and delivers copies of the Quality Assurance Evaluation Report and Comfort Letter from Promus Hotels, Inc. to the mortgagee (the franchisor of Hampton Inn Hotels).

        With respect to The Shoppes of Citrus Terrace Mortgage Loan (Loan No. 19725), the Mortgagor and guarantors are personally liable for any sums up to $30,000 due and payable in connection with the deductible for the insurance policy covering losses due to windstorm damage.

        With respect to the Keymac Building Mortgage Loan (Loan No. 18138), the Mortgagor is required to indemnify the mortgagee in connection with the construction of new improvements on the Mortgaged Property.

        With respect to the Sherwin Williams Portfolio Mortgage Loan (Loan No. 19360), the related Mortgagor and guarantors have unconditionally guarantied the Mortgagor's obligations under the Loan Documents.

Schedule IIA (43) Financial Statements
--------------------------------------

        With respect to the following Bridger Mortgage Loans, the related Loan Documents require the delivery of at least quarterly operating statements as well as an annual balance sheet of the related Mortgagor (but such Loan Documents do not specifically require (i) the delivery of an annual operating statement or (ii) that the annual balance sheet include a statement of changes in financial position):

               Loan No.             Mortgage Loan
               --------             -------------
               17437                JCC-One
               19725                The Shoppes of Citrus Terrace
               20285                Redwood Road Retail
               20608                Staples Akron
               19656                Suburban Extended Stay Austin
               19443                Plaza del Sol
               18138                Keymac Building
               18408                Warm Springs & Eastern Retail Center
               19449                Marketplace College Avenue
               20002                Morris Olympia Properties

Schedule IIA (44) Fee/Leasehold Properties
------------------------------------------

        With respect to the Courtyard Marriott-Richland Mortgage Loan (Loan No. 19446), the ground lease provides that there can be no termination or surrender of the ground lease without the mortgagee's consent, but it dos not provide that the mortgagee's consent is required for any amendment of the ground lease. The ground lessor's estoppel provides that the ground lessor will give the mortgagee notice of any amendment to the ground lease, but the estoppel states that prior written consent to any amendment of the ground lease is not required of the mortgagee. However, the ground lease provides that any amendment of the ground lease is not binding on the mortgagee unless the mortgagee's consent is obtained.

Bridger Mortgage Loans
----------------------

        The following Mortgage Loans are the Bridger Mortgage Loans:

               Loan No.             Mortgage Loan
               --------             -------------
               19449                Marketplace College Avenue
               17437                JCC-One
               18259                Forum Shopping Center
               19668                Blossom Village
               20002                Morris Olympia Properties
               19866                Wyoga Towers
               19446                Courtyard Marriott-Richland
               20216                Kensington Park
               18408                Warm Springs & Eastern Retail Center
               13048                Point of the Southwest
               19318                MarQueen Hotel
               19135                Comfort Suites-Southpark
               18967                Park Plaza Self Storage Portfolio
               18587                Louise Plaza Retail
               19391                Zachary Park Apartments
               18887                Hampton Inn-Wilson
               18031                North Star Home Center
               19656                Suburban Extended Stay-Austin
               19553                All American Storage-Pepperbush
               18138                Keymac Building
               12328                Country Inn-Savannah
               19360                Sherwin Williams Portfolio
               18492                Days Inn-Jacksonville
               20285                Redwood Road Retail
               19210                Millstone Plaza Apartments
               20640                Florence Properties
               20608                Staples Akron
               20154                Harborview East Apartments
               19310                Cahill Building
               17166                Carman Plaza
               18721                Dennis Mini Storage
               19629                National Storage Center-HICO Village
               19433                Walgreens Anoka
               19443                Plaza del Sol
               19725                The Shoppes of Citrus Terrace

                                     ANNEX A

                              IMPAC Mechanics Liens


o The "Swinerton Mechanics Lien" as such term is defined in that certain side letter from Scholle Development SPE I, LLC to Bank of America, N.A., dated November 2, 2006.